UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant
Filed by a party other than the Registrant
Check the appropriate box:

    Preliminary Proxy Statement
    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    Definitive Proxy Statement
    Definitive Additional Materials
    Soliciting Material Pursuant to Section 240.14a-12

THE WARNACO GROUP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

No fee required

Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

THE WARNACO GROUP, INC.

501 Seventh Avenue
New York, New York 10018

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 23, 2005

To the Stockholders of
THE WARNACO GROUP, INC.:

NOTICE IS HEREBY GIVEN that the 2005 Annual Meeting of Stockholders of The Warnaco Group, Inc. (the "Company") will be held at the offices of the Company, 501 Seventh Avenue, New York, New York 10018, on Monday, May 23, 2005, at 10:00 a.m., local time, or at any adjournments or postponements thereof (the "Annual Meeting") for the following purposes:

1.	To elect seven directors to serve until the next annual meeting and until their successors have been elected and qualified;

2.	To approve The Warnaco Group, Inc. 2005 Stock Incentive Plan;

3.	To ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2005; and

4.	To transact such other business as may properly come before the Annual Meeting.

The attached proxy statement describes the matters to be considered at the Annual Meeting. The Board of Directors has fixed the close of business on April 1, 2005 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available at the principal executive offices of the Company located at 501 Seventh Avenue, New York, New York, 10018 for at least ten days prior to the Annual Meeting and will also be available for inspection at the Annual Meeting.

Whether or not you expect to attend, WE URGE YOU TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. If you attend the Annual Meeting, you may vote your shares in person which will revoke any previously executed proxy.

If your shares are held of record by a broker, bank or other nominee and you wish to attend the Annual Meeting, you must obtain a letter from the broker, bank or other nominee confirming your beneficial ownership of the shares and bring it to the Annual Meeting. In order to vote such shares at the Annual Meeting, you must obtain from the record holder a proxy issued in your name.

Regardless of how many shares you own, your vote is very important. Please COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD TODAY.

By Order of the Board of Directors
JAY A. GALLUZZO Senior Vice President, General Counsel & Secretary

New York, New York
April 12, 2005

THE WARNACO GROUP, INC.
501 Seventh Avenue
New York, New York 10018

P R O X Y   S T A T E M E N T

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 23, 2005

INTRODUCTION

This proxy statement (the "Proxy Statement") and the accompanying proxy are being furnished in connection with the solicitation of proxies on behalf of the Board of Directors of The Warnaco Group, Inc., a Delaware corporation (the "Company"), for use at the 2005 Annual Meeting of Stockholders to be held at the offices of the Company, 501 Seventh Avenue, New York, New York 10018, on Monday, May 23, 2005, at 10:00 a.m., local time, or at any adjournments or postponements thereof (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting. The Notice of Annual Meeting, Proxy Statement and accompanying proxy are first being mailed on or about April 12, 2005 to stockholders of record as of the close of business on April 1, 2005.

You can ensure that your shares are voted at the Annual Meeting by completing, signing, dating and promptly returning the enclosed proxy in the envelope provided. Sending in a signed proxy will not affect your right to attend the Annual Meeting and vote in person. You may revoke your proxy at any time before it is voted at the Annual Meeting by (1) notifying the Company's Transfer Agent, Wells Fargo Corporate Trust, Sixth & Marquette, Minneapolis, Minnesota 55479, in writing, (2) providing the Company with a subsequent properly executed proxy or (3) attending the Annual Meeting and voting in person, provided, that if your shares are held of record by a broker, bank or other nominee and you wish to attend, and vote at, the Annual Meeting, you must (a) obtain a letter from the broker, bank or other nominee confirming your beneficial ownership of the shares, (b) obtain a proxy issued in your name from the record holder and (c) bring both the letter and the proxy to the Annual Meeting.

The Company's principal executive offices are located at 501 Seventh Avenue, New York, New York 10018.

Voting Of Proxies

All properly executed proxies received prior to the Annual Meeting will be voted in accordance with the instructions specified therein. As to any matter for which no choice has been specified in a properly executed proxy, the shares represented thereby will be voted "FOR" the election of all seven nominees for the Board of Directors, "FOR" the adoption of The Warnaco Group, Inc. 2005 Stock Incentive Plan (the "2005 Stock Incentive Plan") and "FOR" the ratification of the appointment of Deloitte & Touche LLP ("Deloitte & Touche") as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2005 and in the discretion of the persons named in the proxy in connection with any other business that may properly come before the Annual Meeting. The Board of Directors knows of no other business to come before the Annual Meeting; however, if other matters properly come before the Annual Meeting, it is intended that the persons named in the proxy will vote thereon in accordance with their best judgment.

Quorum; Vote Required

The presence, in person or by properly executed proxy, of the holders of a majority of the total number of votes of the issued and outstanding shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), entitled to vote at the Annual Meeting is necessary to constitute a quorum in order to transact business. Abstentions and broker non-votes, if any, will be included in the calculation of the number of shares present at the Annual Meeting for purposes of determining a quorum.

Directors shall be elected by a plurality of the votes of the shares of Common Stock present at the Annual Meeting, in person or by properly executed proxy, and entitled to vote. In determining whether such nominees have received the requisite number of affirmative votes, abstentions and broker non-votes, if any, will have no effect on the outcome of the vote.

Approval of the 2005 Stock Incentive Plan requires the affirmative vote of a majority of the shares of Common Stock present at the Annual Meeting, in person or by properly executed proxy. In determining whether such proposal has received the requisite number of affirmative votes, abstentions and broker non-votes, if any, will be counted and will have the same effect as a vote against the proposal.

Approval of the ratification of the appointment of Deloitte & Touche as the Company's independent registered public accounting firm requires the affirmative vote of a majority of the shares of Common Stock present at the Annual Meeting, in person or by properly executed proxy and entitled to vote. In determining whether such proposal has received the requisite number of affirmative votes, abstentions and broker non-votes, if any, will be counted and will have the same effect as a vote against the proposal.

Outstanding Voting Securities

As of the close of business on April 1, 2005, the record date for determining stockholders entitled to vote at the Annual Meeting, there were outstanding and entitled to vote 46,219,715 shares of Common Stock. Each share of Common Stock is entitled to one vote per share. Only stockholders of record as of the close of business on April 1, 2005 will be entitled to notice of and to vote at the Annual Meeting.

Solicitation Of Proxies

The cost of soliciting proxies for the Annual Meeting will be borne by the Company. In addition to solicitation by mail, solicitations may also be made by personal interview, facsimile transmission, telegram, telephone and other methods of communication. The Company is using the services of Morrow & Co., Inc. to assist in soliciting proxies. The Company expects that the fees and expenses for such services will not exceed $10,000. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxy materials to their beneficial owners, and the Company will reimburse them for their reasonable expenses incurred in connection therewith. Directors, officers and other regular employees of the Company, as yet undesignated, may also request the return of proxies by telephone, telegram, personal visit or otherwise.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

At the Annual Meeting, seven directors are to be elected to serve until the next annual meeting and until their successors have been elected and qualified. The seven nominees for directors (each of whom is currently a member of the Board of Directors) are David A. Bell, Robert A. Bowman, Richard Karl Goeltz, Joseph R. Gromek, Sheila A. Hopkins, Charles R. Perrin and Cheryl Nido Turpin. Certain biographical information regarding the seven nominees is set forth below.

All proxies properly executed and received by the Company will be voted "FOR" the election of the Board of Directors' nominees unless contrary instructions are given. If one or more of the Board of Directors' nominees is unable to serve, which is not anticipated, the persons named as proxies intend to vote, unless the number of directors is reduced by the Board of Directors, for such other person or persons as the Board of Directors may designate.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ITS NOMINEES, WHICH IS DESIGNATED AS ITEM NO. 1 ON THE ENCLOSED PROXY CARD.

BIOGRAPHICAL INFORMATION

Set forth below are the name, age (as of April 1, 2005), positions and offices with the Company, if applicable, and other selected biographical information of each (1) director nominee and (2) non-director executive officer of the Company.

Biographical Information of the Director Nominees

Charles R. Perrin, 59, has been a director of the Company since April 2003 and has served as the Company's Non-Executive Chairman since March 2, 2004. Mr. Perrin served as Acting Non-Executive Chairman from January 6, 2004 until March 1, 2004. Mr. Perrin served as Chairman of Avon Products, Inc. ("Avon") from May 1999 to November 1999 and Chief Executive Officer of Avon from July 1998 to November 1999. He served as Avon's Vice Chairman from January 1998 to May 1999 and Avon's Chief Operating Officer from January 1998 to July 1998. Mr. Perrin served as Chairman and Chief Executive Officer of Duracell International, Inc. from 1994 to 1996. He is a trustee of Trinity College, Chairman of Ability Beyond Disability, Chairman of Clearpool, Inc., and currently serves as a director of Campbell Soup Company and Eastern Mountain Sports.

David A. Bell, 61, has been a director of the Company since April 2003. Since January 2005, Mr. Bell has served as Co-Chairman of The Interpublic Group of Companies ("Interpublic"), a provider of advertising, specialized marketing and communication services. Previously, he served as Interpublic's Chairman and Chief Executive Officer from February 2003 to January 2005 and Vice Chairman from June 2001 to February 2003. From March 1999 to 2001, he served as Chairman and Chief Executive Officer of True North Communications, Inc., a provider of advertising and marketing communication services. From 1992 to March 1999, he served as Chairman and Chief Executive Officer of Bozell Worldwide. He is currently Chairman of PRO-AD PAC, the advertising industry's political action committee. Mr. Bell also serves on the Board of Directors of Primedia, Inc., The New York City Partnership and The National Forest Foundation.

Robert A. Bowman, 49, has been a director of the Company since January 2004. He also currently serves as President and Chief Executive Officer of Major League Baseball Advanced Media ("MLB.com"), the internet and interactive media unit of Major League Baseball. Prior to joining MLB.com in November 2000, Mr. Bowman was President and Chief Executive Officer of Cyberian Outpost, Inc., an online retailer of computers and electronics. Before he joined Cyberian Outpost in September 1999, Mr. Bowman held several senior management positions at ITT Corporation, including President, Chief Operating Officer and Chief Financial Officer. Earlier in his career, Mr. Bowman served for eight years as Treasurer of the State of Michigan. Mr. Bowman is currently a director of World Wrestling Entertainment, Inc. and Blockbuster, Inc.

Richard Karl Goeltz, 62, has been a director of the Company since July 2002. From 1996 to 2000, Mr. Goeltz served as Vice Chairman and Chief Financial Officer of the American Express Company, a provider of travel, payment, financial advisory and international banking services. Previously, Mr. Goeltz was Group Chief Financial Officer and a member of the Board of Directors of NatWest Group ("NatWest"), the parent company of National Westminister Bank PLC. Prior to joining NatWest, Mr. Goeltz served The Seagram Company for over 20 years in a variety of management positions. Mr. Goeltz is a director of Federal Home Loan Mortgage Corporation ("Freddie Mac"), the New Germany Fund, Avia plc, a member of the Board of Overseers of Columbia Business School, a director of Opera Orchestra of New York, a member of the Council on Foreign Relations and a member of the Court of Governors and the Council of the London School of Economics and Political Science.

Joseph R. Gromek, 58, has served as President and Chief Executive Officer of the Company since April 2003, at which time he was also elected to the Board of Directors. From 1996 to 2002, Mr. Gromek served as President and Chief Executive Officer of Brooks Brothers, Inc., a clothing retailer. From January 2002 until he joined the Company in April 2003, Mr. Gromek worked as an independent consultant. Over the last 25 years, Mr. Gromek has held senior management positions with Saks Fifth Avenue, Limited Brands, Inc. and AnnTaylor Stores Corporation. Mr. Gromek is the Vice Chairman of the Board of Trustees of Volunteers of America and a member of the Board of Governors of the Parsons School of Design.

Sheila A. Hopkins, 49, has been a director of the Company since July 2003. Ms. Hopkins currently serves as Vice President—Palmolive Equity Global Business Development at Colgate-Palmolive Company, a consumer products company. From September 1997 to January 2004, she served as Vice President,

General Manager of Personal Care at Colgate-Palmolive Company. Previously she served as Vice President of U.S. Marketing at Tambrands and in various marketing positions at Procter & Gamble Company.

Cheryl Nido Turpin, 57, has been a director of the Company since April 2004. From June 1994 to August 1997, Ms. Turpin served as President and Chief Executive Officer of The Limited Stores. She was President and Chief Executive Officer of Lane Bryant, a subsidiary of The Limited Stores, Inc., from January 1990 to June 1994. Ms. Turpin is a director of Footlocker, Inc.

Biographical Information of the Non-Director Executive Officers

Lawrence R. Rutkowski, 47, currently serves as the Company's Executive Vice President and Chief Financial Officer. From September 2003 until March 2, 2005, Mr. Rutkowski served as the Company's Senior Vice President and Chief Financial Officer. Over the last 20 years, Mr. Rutkowski has held senior management positions at National Broadcasting Company/General Electric and Walt Disney Studios. From December 1999 to June 2003, he served as Executive Vice President and Chief Financial Officer at Primedia, Inc., a targeted media company. From November 1993 to December 1999, he served at National Broadcasting Company/General Electric as Senior Vice President and Chief Financial Officer Strategic Business Development and Controller of Corporate Finance.

Helen McCluskey, 50, joined the Company as Group President—Intimate Apparel in July 2004 and is responsible for all aspects of the Company's intimate apparel business including Warner's®, Olga®and Body Nancy Ganz™, as well as Lejaby®, Lejaby Rose®and J. Lo by Jennifer Lopez®lingerie. Prior to joining the Company, Ms. McCluskey served as Group President of the Moderate Women's Sportswear division of Liz Claiborne Corporation, a designer and marketer of branded apparel, accessories and fragrance products, from August 2001 to June 2004. Previously, she spent 18 years at Sara Lee Corporation, a manufacturer and marketer of brand-name products, where she held executive positions in marketing, operations and general management, including President of Playtex Apparel from 1999 to 2001.

Frank Tworecke, 58, joined the Company as Group President—Sportswear in May 2004 and oversees the Calvin Klein®jeans, Calvin Klein underwear and Chaps® brands. Mr. Tworecke has over 30 years experience in leading retail and apparel companies. From 1999 to April 2004, Mr. Tworecke served as President and Chief Operating Officer of Bon-Ton Stores, a department store operator. Previously, he was President and Chief Operating Officer of Jos. A. Bank. Mr. Tworecke has also held senior management positions with other apparel wholesalers, as well as specialty and department store retailers including MGR, Inc., Rich's Lazarus Goldsmith (a division of Federated Department Stores) and John Wanamaker.

Roger A. Williams, 57, has served as the Company's Group President—Swimwear since May 2002. Mr. Williams owned his own private consulting firm from 1998 to 2002. Between 1994 and 1997, Mr. Williams served as Executive Vice President of Guess?. He also served as Executive Vice President of Donna Karan from 1992 to 1994. From 1982 to 1990, Mr. Williams served as Chief Operating Officer of Olga Intimate Apparel and Group President, Warnaco Retail, and thereafter as Executive Vice President and Chief Financial Officer for Warnaco Inc. Mr. Williams also served as Chief Operating Officer of Authentic Fitness Corporation from 1990 to 1992.

Dwight Meyer, 52, joined the Company as President, Global Sourcing, in April 2005 and is responsible for all aspects of the Company's worldwide sourcing operations. Mr. Meyer served as Executive Vice President of Global Sourcing of AnnTaylor Stores Corporation, a specialty clothing retailer of women's apparel, shoes and accessories, from 1996 until April 2005. Previously, he served as President and Chief Operating Officer of C.A.T. (a joint venture between AnnTaylor Stores Corporation and Cygne Design) and Vice President, Sourcing for the Abercrombie & Fitch division of M.A.S.T. Industries.

Stanley P. Silverstein, 52, currently serves as the Company's Executive Vice President—Corporate Development and Chief Administrative Officer. From March 2003 to March 2, 2005, Mr. Silverstein served as the Company's Senior Vice President—Corporate Development and has served as the Company's Chief Administrative Officer since December 2001. Mr. Silverstein served as the Company's Vice President and General Counsel from December 1990 until February 2003 and as its Secretary from January 1987 until May 2003. In May 2004, Mr. Silverstein, without admitting or denying the findings, entered into a settlement with the Securities and Exchange Commission ("SEC") pursuant to which the SEC found that Mr. Silverstein had willfully aided and abetted and caused certain violations by the Company of the federal securities laws and issued an administrative order requiring that Mr. Silverstein cease and desist from causing any violations and any future violations of such laws. The order, which did not impose any fines or monetary penalties on Mr. Silverstein, censured him pursuant to the SEC's Rules of Practice and required that he disgorge certain incentive compensation for 1998, with interest. In addition, the order provides that for a period of two years Mr. Silverstein may neither sign documents to be filed with the SEC by or on behalf of the Company nor participate in or be responsible for the preparation or review of such filings, except under limited circumstances.

Jay A. Galluzzo, 30, currently serves as the Company's Senior Vice President, General Counsel and Secretary. From March 2003 to March 2, 2005, Mr. Galluzzo served as the Company's Vice President and General Counsel and has served as the Company's Secretary since May 2003. Mr. Galluzzo was associated with the law firm of Skadden, Arps, Slate, Meagher & Flom LLP from October 2000 to March 2003. From September 1999 to September 2000, Mr. Galluzzo served as a law clerk to the Hon. Charles L. Brieant, United States District Judge for the Southern District of New York.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Board of Directors

The Board of Directors has determined that Messrs. Bell, Bowman, Goeltz and Perrin and Mmes. Hopkins and Turpin (comprising a majority of the Company's Board of Directors) are independent directors as defined in the NASDAQ listing standards.

The Board of Directors has adopted Corporate Governance Guidelines, a Code of Ethics for Principal Executive and Senior Financial Officers and an Employee Code of Business Conduct and Corporate Ethics Policy, all of which are posted, along with the Company's Charter, By-Laws and Committee Charters, on the corporate governance page of the Company's internet website located at www.warnaco.com. Any amendment to, or waiver of, the Code of Ethics for Principal Executive and Senior Financial Officers will be disclosed on the Company's website. The Company does not currently expect to make any such waivers.

The Board of Directors held eleven meetings in the fiscal year ended January 1, 2005 ("Fiscal 2004"). During Fiscal 2004, all of the directors attended at least 75% of the meetings of the Board of Directors and the respective committees of the Board of Directors of which they were a member. The Company strongly encourages, but does not require, members of the Board of Directors to attend annual stockholder meetings. All of the Company's then-sitting directors attended last year's annual meeting.

The Board of Directors has adopted certain processes for receiving communications from stockholders. Stockholders of the Company may contact any member (or all members) of the Board of Directors (including, without limitation, any committee of the Board or any chair of any such committee) by mail or electronically. To communicate with the Board of Directors, any individual director or any group or committee of directors, stockholders may address correspondence to the Board of Directors or any such individual directors or group or committee of directors by either name or title. All such correspondence shall be sent to the Company "c/o Corporate Secretary" at The Warnaco Group, Inc., 501 Seventh Avenue, New York, New York 10018. This contact information is also available on the corporate governance page of the Company's internet website at www.warnaco.com. On the corporate governance page, stockholders will find an on-line form that may be used for writing an electronic message to the Board of Directors, any individual director, or any group or committee of directors. The website includes instructions for sending any such message. All communications received from stockholders will be opened by the Company's Corporate Secretary for the sole purpose of determining whether the contents represent a message to the Company's directors. Any contents that are not in the nature of advertising or promotions of a product or service will be forwarded promptly to the addressees. Communications which consist of stockholder proposals must instead follow the procedures set forth under "Stockholder Proposals" on page 29 of this Proxy Statement and, in the case of recommendations for director candidates, the procedures set forth under "Nominating and Corporate Governance Committee" on page 6 of this Proxy Statement.

In Fiscal 2004, the Board of Directors had the following standing committees: Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee.

Audit Committee

The Audit Committee, which met 13 times in Fiscal 2004, is primarily responsible for: (1) monitoring the quality and integrity of the Company's financial statements and related disclosure and systems of internal controls regarding risk management, finance and accounting; (2) appointing the independent auditors and approving in advance the independent auditors' fee arrangements and other terms of service; (3) monitoring the independent auditors' qualifications and independence; (4) approving in advance any non-audit services to be provided by the independent auditors; (5) monitoring the performance of the Company's internal audit function and independent auditors; (6) providing an avenue of communication among the independent auditors, management, the internal auditing department and the Board of Directors; (7) monitoring the Company's compliance with legal and regulatory requirements; (8) reviewing and approving related party transactions; and (9) issuing the report required by the SEC to be included in the Company's annual proxy statement.

From January 4, 2004 until March 2, 2004, the members of the Audit Committee were Mr. Stuart D. Buchalter (until January 6, 2004), Mr. Bowman (since January 6, 2004), Mr. Goeltz, Chairman and Mr. Perrin. From March 2, 2004 through the end of Fiscal 2004, the members of the Audit Committee were Mr. Bowman, Mr. Goeltz, Chairman, Ms. Hopkins and Mr. Perrin (each of whom continues to serve on the Audit Committee as of the date of this Proxy Statement). Each member of the Audit Committee during Fiscal 2004 was, and each current member is, an independent director under the NASDAQ listing standards and qualified pursuant to the additional NASDAQ requirements for audit committee members, in each case, as determined by the Board of Directors. The Board of Directors has determined that Mr. Goeltz is an "audit committee financial expert" as that term is defined in the applicable SEC rules and in satisfaction of the applicable audit committee requirements of the NASDAQ listing standards; however, he is not an auditor or accountant for the Company, does not perform field work and is not an employee of the Company. In accordance with the SEC's safe harbor relating to audit committee financial experts, a person designated or identified as an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended. In addition, such designation or identification does not impose on such person any duties, obligations or liability that are greater than that imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification and does not affect the duties, obligations or liability of any other member of the audit committee or board of directors.

The Audit Committee has established procedures for: (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, misuse or inappropriate use of corporate assets or auditing matters or potential violations of law; and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters or potential violations of law. Such procedures are described in the Audit Committee's charter available on the corporate governance page of the Company's internet website located at www.warnaco.com.

The Audit Committee operates under a written charter which is available on the corporate governance page of the Company's internet website located at www.warnaco.com.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee, which met five times in Fiscal 2004, has as its primary purposes: (1) assisting the Board of Directors by actively identifying individuals qualified to become directors; (2) recommending to the Board of Directors the director nominees for election at annual meetings of stockholders; (3) recommending to the Board of Directors nominees to serve on committees of the Board of Directors and members of each committee to serve as Chair of that committee; (4) monitoring significant developments in the law and practice of corporate governance and of the duties and responsibilities of directors of public companies; (5) leading the Board of Directors, each committee of the Board of Directors and management in its annual performance self-evaluation, including establishing criteria to be used in connection with such evaluation; (6) overseeing compliance with the Company's code of conduct; and (7) developing, recommending to the Board of Directors and administering the Corporate Governance Guidelines of the Company.

From January 4, 2004 until March 2, 2004, the members of the Nominating and Corporate Governance Committee were Mr. Buchalter (until January 6, 2004), Chairman, Mr. Bell and Mr. Goeltz. From March 2, 2004 through the end of Fiscal 2004, the members of the Nominating and Corporate Governance Committee were Mr. Bell, Mr. Goeltz, Mr. Perrin, Chairman, and Ms. Turpin (since May 18, 2004) (each of whom continues to serve on the Nominating and Corporate Governance Committee as of the date of this Proxy Statement). Each member of the Nominating and Corporate Governance Committee during Fiscal 2004 was, and each current member is, an independent director under the NASDAQ listing standards as determined by the Board of Directors.

The Nominating and Corporate Governance Committee has adopted a policy to generally ensure that the minimum qualifications for serving as a director of the Company are that a nominee: (1) demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board of Directors' oversight of the business and affairs of the Company and (2) be a person of the highest integrity and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. In addition, the Nominating and Corporate Governance Committee examines candidates' specific experiences and skills in light of: (1) the needs of the Company and the Board of Directors; (2) time availability in light of other commitments; (3) potential conflicts of interest; and (4) independence from management and the Company. The Nominating and Corporate Governance Committee identifies potential nominees by asking current directors and executive officers to notify the Committee if they become aware of persons meeting the criteria described above, who might be available to serve on the Board of Directors. From time to time, the Nominating and Corporate Governance Committee engages firms that specialize in identifying director candidates. During Fiscal 2004, the Company engaged Spencer Stuart, a global executive search firm, to perform such services.

The Nominating and Corporate Governance Committee will also consider director candidates recommended by stockholders. In order to have a candidate considered by the Nominating and Corporate Governance Committee, stockholders must submit the following information: (1) the name of the stockholder and evidence of the stockholder's ownership of Common Stock, including the number of shares owned and the length of time of ownership and (2) the name of the candidate, the candidate's resume or a listing of his or her qualifications to be a director of the Company and the candidate's consent to be named as a director if selected by the Nominating and Corporate Governance Committee and nominated by the Board of Directors. The stockholder recommendation and information described above must be sent to the Nominating and Corporate Governance Committee "c/o Corporate Secretary" at The Warnaco Group, Inc., 501 Seventh Avenue, New York, New York 10018. The Nominating Committee will accept recommendations of director candidates throughout the year; however, in order for a recommended director candidate to be considered for nomination to stand for election at an upcoming annual meeting of stockholders, the recommendation must be received by the Company's Corporate Secretary not less than 120 days prior to the anniversary date of the Company's most recent annual meeting of stockholders. This information regarding the procedure for submitting stockholder nominations to the Board of Directors also can be found on the corporate governance page of the Company's internet website located at www.warnaco.com.

In considering Board of Director candidates submitted by stockholders, the Nominating and Corporate Governance Committee will take into consideration the needs of the Company and the Board of Directors as well as the qualifications of the candidate. The Nominating and Corporate Governance Committee may also take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held.

Once a person has been identified by the Nominating and Corporate Governance Committee as a potential candidate, the Committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the Nominating and Corporate Governance Committee determines that the candidate warrants further consideration, the Chairman or another member of the Committee will contact the candidate directly. Generally, if the candidate expresses a willingness to be considered and to serve on the Board of Directors, the Nominating and Corporate Governance Committee will request further information from the candidate, review the person's accomplishments and qualifications, including in light of any other candidates that the Committee might be considering, and conduct one or more interviews with the candidate. In certain instances, Nominating and Corporate Governance Committee members may contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have greater first-hand knowledge of the candidate's accomplishments to assist in the evaluation process. The Committee's evaluation process shall not vary based on whether or not a candidate is recommended by a stockholder, although, as stated above, the Committee may take into consideration the number of shares held by a recommending stockholder and the length of time such shares have been held.

The Nominating and Corporate Governance Committee operates under a written charter which is available on the corporate governance page of the Company's internet website located at www.warnaco.com.

Compensation Committee

The primary purpose of the Compensation Committee, which met ten times in Fiscal 2004, is to discharge the responsibilities of the Board of Directors relating to all compensation, including equity compensation, of the Company's executive officers. The Compensation Committee has overall responsibility for evaluating and making recommendations to the Board of Directors regarding (1) the performance and compensation of the Company's executive officers and non-employee directors and (2) equity-based and incentive compensation plans, policies and programs of the Company. The Compensation Committee is also responsible for producing an annual report on executive compensation for inclusion in the Company's annual proxy statement, in accordance with applicable rules and regulations.

During Fiscal 2004, the members of the Compensation Committee were Mr. Bell, Chairman, Mr. Bowman (since March 2, 2004), Ms. Hopkins, Mr. Perrin and Ms. Turpin (since May 18, 2004) (each of whom continues to serve on the Compensation Committee as of the date of this Proxy Statement). Each member of the Compensation Committee during Fiscal 2004 was, and each current member is, an independent director under the NASDAQ listing standards as determined by the Board of Directors.

The Compensation Committee operates under a written charter which is available on the corporate governance page of the Company's internet website located at www.warnaco.com.

Compensation Committee Interlocks And Insider Participation

None.

Compensation of Directors

In Fiscal 2004, independent directors of the Company (other than the Company's Non-Executive Chairman, who receives compensation pursuant to a different fee schedule) received an annual retainer fee of $65,000, of which 60% was paid quarterly in cash and 40% was paid in Common Stock issued under The Warnaco Group, Inc. 2003 Stock Incentive Program (the "2003 Stock Incentive Plan"), as well as fees of $2,500 per day for attendance at meetings of the Board of Directors and $1,000 per day for attendance at meetings of its committees. Mr. Buchalter, who served as the Company's Non-Executive Chairman from January 4, 2004 until January 6, 2004, received $20,833 in Fiscal 2004. Mr. Perrin, who has served as the Company's Non-Executive Chairman since March 2, 2004, received $229,166 in Fiscal 2004. In addition, in Fiscal 2004, the Chairmen of the Audit, Compensation and Nominating and Corporate Governance Committees were paid additional fees of $10,000, $5,000 and $0, respectively. Directors of the Company were also reimbursed for out-of-pocket expenses incurred in connection with attendance at meetings of the Board of Directors and its committees.

The Company does not pay any additional remuneration to employees who serve as directors of the Company.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Equity Compensation Plan Information

The following table provides information as of January 1, 2005 with respect to the Common Stock issuable under the 2003 Stock Incentive Plan. The Company currently has no other equity compensation plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Further Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (A))
	(A)	(B)	(C)
Equity compensation plan approved by stockholders	3,464,500	$14.28	268,933

Beneficial Ownership of Company Common Stock

The following table sets forth certain information with respect to beneficial ownership of Common Stock as of April 1, 2005 by (1) each of the Company's directors, (2) each of the executive officers of the Company listed on the Summary Compensation Table on page 12 of this Proxy Statement (3) all of the directors and executive officers as a group and (4) each person or entity known by the Company to beneficially own five percent or more of any class of the Company's voting securities. The number of shares shown are those beneficially owned, as determined under the applicable rules of the SEC for the purposes of this Proxy Statement, and such information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares of Common Stock as to which a person has sole or shared voting power or investment power and any shares of Common Stock which the person has the right to acquire within 60 days through the exercise of any option, warrant or right, through conversion of any security or pursuant to the automatic termination of a power of attorney or revocation of a trust, discretionary account or similar arrangement.

	Shares Beneficially Owned
Name	Number of Shares	Percent of Shares
David A. Bell (a)	7,145	*
Robert A. Bowman (a)	1,936	*
Richard Karl Goeltz (a)	6,445	*
Joseph R. Gromek (a) (b) (f)	460,207	1.0%
Sheila A. Hopkins (a)	3,002	*
Charles R. Perrin (a)	13,445	*
Cheryl Nido Turpin (a)	6,043	*
Lawrence R. Rutkowski (a) (c) (g)	142,538	*
Stanley P. Silverstein (a) (d) (f) (h)	124,500	*
Roger A. Williams (a) (e) (f)	169,237	*
Frank Tworecke (a) (i)	108,000	*
All directors and executive officers as a group	1,114,374	2.4%
5% Stockholders
Chilton Investment Company, Inc. (j)	3,711,953	8.0%
Hotchkis and Wiley Capital Management, LLC (k)	3,547,100	7.7%
FMR Corp. (l)	2,670,400	5.8%
The TCW Group, Inc. on behalf of the TCW Business Unit (m)	2,364,782	5.1%

*	Less than 1%

(a)	The business address of each of the directors and executive officers is c/o The Warnaco Group, Inc., 501 Seventh Avenue, New York, New York 10018.

(b)	The number of shares beneficially owned includes 300,000 vested but unexercised options.

(c)	The number of shares beneficially owned includes 100,000 vested but unexercised options.

(d)	The number of shares beneficially owned includes 91,000 vested but unexercised options.

(e)	The number of shares beneficially owned includes 120,000 vested but unexercised options.

(f)	The number of shares beneficially owned includes shares of restricted stock issued in fiscal 2003 pursuant to the 2003 Stock Incentive Plan. Restrictions on one-fourth of the shares lapsed on each of September 12, 2003 and September 12, 2004 and an additional one-fourth will lapse on each of September 12, 2005 and September 12, 2006.

(g)	The number of shares beneficially owned includes shares of restricted stock issued in fiscal 2003 pursuant to the 2003 Stock Incentive Plan. Restrictions on one-fourth of the shares lapsed on February 29, 2004 and an additional one-fourth of the shares lapsed on February 28, 2005. An additional one-quarter will lapse on each of the first and second anniversaries of February 28, 2005.

(h)	The number of shares beneficially owned includes shares of restricted stock issued in Fiscal 2004 pursuant to the 2003 Stock Incentive Plan. Restrictions on one-third of the shares lapsed on March 2, 2005 and an additional one-third will lapse on each of the first and second anniversaries of March 2, 2005.

(i)	The number of shares beneficially owned includes shares of restricted stock issued in Fiscal 2004 pursuant to the 2003 Stock Incentive Plan. Restrictions on one-third of the shares will lapse on May 7, 2005 and an additional one-third will lapse on each of the first and second anniversaries of May 7, 2005.

(j)	Information based solely on a Schedule 13G, filed with the SEC on February 14, 2005 by Chilton Investment Company, Inc. ("Chilton"), 1266 East Main Street, 7th Floor, Stamford, Connecticut 06902, reporting the beneficial ownership of the shares of Common Stock set forth in the table. According to the Schedule 13G, Chilton has sole voting power and sole dispositive power with respect to all such shares.

(k)	Information based solely on a Schedule 13G/A, filed with the SEC on February 14, 2005 by Hotchkis and Wiley Capital Management, LLC ("Hotchkis and Wiley"), 725 South Figueroa Street, 39th Floor, Los Angeles, California 90017-5439, reporting the beneficial ownership of the shares of Common Stock set forth in the table. According to the Schedule 13G/A, Hotchkis and Wiley has sole voting power with respect to 2,539,400 shares and sole dispositive power with respect to all of the shares set forth in the table.

(l)	Information based solely on a Schedule 13G, filed with the SEC on February 14, 2005 by FMR Corp. ("FMR"), 82 Devonshire Street, Boston, Massachusetts 02109, reporting the beneficial ownership of FMR, Edward C. Johnson 3d (Chairman of FMR) and Abigail P. Johnson (a Director of FMR) of the shares of Common Stock set forth in the table. According to the Schedule 13G, Fidelity Management & Research Company ("Fidelity"), 82 Devonshire Street, Boston, Massachusetts 02109, a wholly-owned subsidiary of FMR and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is the beneficial owner of 2,373,510 shares as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940. Mr. Johnson 3d, FMR through its control of Fidelity, and the funds each has sole power to dispose of the 2,373,510 shares owned by the funds. Neither FMR nor Mr. Johnson 3d has the sole power to vote or direct the voting of the shares owned directly by the Fidelity funds, which power resides with the funds' Boards of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the Funds' Boards of Trustees. Fidelity Management Trust Company, 82 Devonshire Street, Boston, Massachusetts 02109, a wholly-owned subsidiary of FMR and a bank as defined in Section 3(a)(6) of the Securities Exchange Act of 1934, as amended (the "Exchange

Act"), is the beneficial owner of 296,890 shares as a result of its serving as investment manager of the institutional account(s). Mr. Johnson 3d and FMR, through its control of Fidelity Management Trust Company, each has sole dispositive power over 296,890 shares and sole power to vote or to direct the voting of 296,890 shares of Common Stock owned by the institutional account(s) as reported above. Members of the Mr. Johnson 3d family are the predominant owners of Class B shares of common stock of FMR, representing approximately 49% of the voting power of FMR. Mr. Johnson 3d owns 12.0% and Abigail Johnson owns 24.5% of the aggregate outstanding voting stock of FMR. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Accordingly, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR.

(m)	Information based solely on a Schedule 13G/A, filed with the SEC on February 14, 2005 by The TCW Group, Inc. ("TCW"), on behalf of the TCW Group, Inc. Business Unit (the "TCW Business Unit"), 865 South Figueroa Street, Los Angeles, California 90017, reporting the beneficial ownership of the shares of Common Stock set forth in the table. According to the Schedule 13G/A, the TCW Business Unit, comprised of TCW and its direct and indirect subsidiaries including Trust Company of the West, a California corporation and a bank as defined in Section 3(a)(6) of the Exchange Act, TCW Asset Management Company, a California corporation and an Investment Adviser registered under Section 203 of the Investment Advisers Act of 1940, TCW Investment Management Company, a California corporation and an Investment Adviser registered under Section 203 of the Investment Advisers Act of 1940, and TCW Capital Investment Corporation, a California corporation and an Investment Adviser registered under Section 203 of the Investment Advisers Act of 1940, has shared voting power with respect to 1,743,357 shares and shared dispositive power with respect to all of the shares set forth in the table. According to the 13G/A, as of July 6, 2001, the ultimate parent company of TCW is Societe Generale, S.A., a corporation formed under the laws of France ("SG"). The principal business of SG is acting as a holding company for a global financial services group, which includes certain distinct specialized business units that are independently operated, including the TCW Business Unit. According to the Schedule 13G/A, SG, for purpose of the federal securities laws, may be deemed ultimately to control TCW and the TCW Business Unit. According to the 13G/A, SG, its executive officers and directors, and its direct and indirect subsidiaries (including all business units except the TCW Business Unit), may beneficially own shares of the Company set forth in the table and, in accordance with SEC Release No. 34-39538 (January 12, 1998), and due to the separate management and independent operation of its business units, SG disclaims beneficial ownership of the shares set forth in the table. According to the 13G/A, the TCW Business Unit disclaims beneficial ownership of securities of the Company beneficially owned by SG and any of SG's other business units.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

None.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires that executive officers and directors of the Company and stockholders who own more than ten percent of the Common Stock file reports of ownership and changes in ownership with the SEC and NASDAQ. Executive officers and directors of the Company and greater than ten percent stockholders are required by SEC regulations to furnish the Company with copies of all such Section 16(a) forms that they file.

Based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that, during Fiscal 2004, all Section 16(a) filing requirements applicable to the executive officers and directors of the Company and greater than ten percent stockholders were complied with.

COMPENSATION OF EXECUTIVE OFFICERS

Set forth below are tables prescribed by the proxy rules of the SEC which present the compensation of (1) Mr. Gromek, the Company's Chief Executive Officer during Fiscal 2004 and (2) the four most highly compensated executive officers during Fiscal 2004 other than the Chief Executive Officer, namely Messrs. Rutkowski, Silverstein, Williams, and Tworecke (collectively, the "Named Executives").

Summary Compensation Table

The following table discloses compensation paid or to be paid to the Named Executives with respect to each of the three fiscal years ended January 4, 2003, January 3, 2004 and January 1, 2005.

	Annual Compensation						Long Term Compensation Awards
	Year	Salary	Bonus		Other Annual Compensation		Restricted Stock Awards		Securities Underlying Options/ SARs (Shares)	All Other Compensation
Name and Principal Position
Joseph R. Gromek (a)	2004	$900,026	$864,000	(b)	$62,945	(c)	—		—	$13,182	(d)
President and Chief Executive	2003	$627,715	$571,175	(e)		(f)	$1,432,500	(g)	600,000	$3,977	(h)
Officer	2002	—	—		—		—		—	—
Lawrence R. Rutkowski (i)	2004	$550,016	$369,600	(b)		(f)	—		—	$4,700	(j)
Executive Vice President	2003	$162,538	—			(f)	$837,500	(k)	200,000	$110	(l)
and Chief Financial Officer	2002	—	—		—		—		—	—
Stanley P. Silverstein	2004	$512,515	$352,800	(b)		(f)	$265,650	(m)	75,000	$6,614	(n)
Executive Vice President –	2003	$450,018	$637,500	(o)		(f)	$344,850	(p)	132,000	$864	(l)
Corporate Development and	2002	$450,018	$187,500	(q)		(f)	—		—	—
Chief Administrative Officer
Roger A. Williams	2004	$637,518	$436,800	(b)		(f)	—		—	$5,694	(r)
Group President – Swimwear	2003	$562,522	$625,000	(e)		(f)	$627,000	(s)	240,000	$5,550	(t)
	2002	$492,326	$125,000	(q)	—		—		—	$1,350	(l)

Frank Tworecke (u)	2004	$453,667	$309,288	(b)	$154,688	(v)	$632,800	(w)	210,000	$11,285	(x)
Group President – Sportswear	2003	—	—		—		—		—	—
	2002	—	—		—		—		—	—

(a)	Mr. Gromek was elected President and Chief Executive Officer on April 15, 2003.

(b)	Represents bonus for Fiscal 2004 paid in March 2005.

(c)	Includes $22,720 in respect of reimbursed legal fees incurred in connection with the negotiation of Mr. Gromek's employment contract; $22,225 in respect of reimbursement of taxes; and $18,000 in respect of car allowance.

(d)	Represents $9,697 in respect of Company paid premiums for certain group term life insurance and Company contribution of $3,485 made pursuant to The Warnaco Group, Inc. Employee Savings Plan (the "Savings Plan").

(e)	Represents bonus for fiscal 2003 paid in March 2004.

(f)	The Company has concluded that the aggregate amount of other annual compensation paid was below the lesser of $50,000 or 10% of such individual's salary and bonus for the fiscal year.

(g)	Represents 150,000 shares of restricted stock granted in fiscal 2003 of which 37,500 shares vested on September 12, 2003 and 37,500 vested on September 12, 2004. At January 1, 2005, Mr. Gromek held 75,000 shares of restricted stock, the value of which was $21.60 per share and $1,620,000 in the aggregate. One-half of such shares vest on September 12, 2005 and an additional one-half vest on September 12, 2006. The Company does not pay dividends on its Common Stock.

(h)	Represents $827 in respect of Company paid premiums for certain group term life insurance and Company contribution of $3,150 made pursuant to the Savings Plan.

(i)	Mr. Rutkowski was elected Senior Vice President – Finance and Chief Financial Officer on September 11, 2003.

(j)	Represents $270 in respect of Company paid premiums for certain group term life insurance and Company contribution of $4,430 made pursuant to the Savings Plan.

(k)	Represents 50,000 shares of restricted stock granted in fiscal 2003 of which 12,500 shares vested on February 29, 2004 and 12,500 vested on February 28, 2005. At January 1, 2005, Mr. Rutkowski held 37,500 shares of restricted stock, the value of which was $21.60 per share and $810,000 in the aggregate. One-third of such shares vest on February 28, 2006 and an additional one-third vest on February 28, 2007. The Company does not pay dividends on its Common Stock.

(l)	Represents Company portion of certain group term life insurance premiums.

(m)	Represents 15,000 shares of restricted stock granted in Fiscal 2004 of which 5,000 vested on March 2, 2005. At January 1, 2005, Mr. Silverstein held 15,000 shares of restricted stock, the value of which was $21.60 per share and $324,000 in the aggregate. One-third of such shares vest on each of March 2, 2005, March 2, 2006 and March 2, 2007. The Company does not pay dividends on its Common Stock.

(n)	Represents $414 in respect of Company paid premiums for certain group term life insurance; $3,044 for Company-paid medical; and Company contribution of $3,156 made pursuant to the Savings Plan.

(o)	Represents retention bonus of $187,500 paid pursuant to the Company's Key Domestic Employee Retention Plan implemented in connection with the Company's bankruptcy proceedings, confirmation bonus of $150,000 paid in connection with the Company's emergence from bankruptcy and bonus for fiscal 2003 of $300,000 paid in March 2004.

(p)	Represents 33,000 shares of restricted stock granted in fiscal 2003 of which 8,250 vested on September 12, 2003 and 8,250 vested on September 12, 2004. At January 1, 2005, Mr. Silverstein held 16,500 shares of restricted stock, the value of which was $21.60 per share and $356,400 in the aggregate. One-half of such shares vest on September 12, 2005 and an additional one-half vest on September 12, 2006. The Company does not pay dividends on its Common Stock.

(q)	Represents retention bonus paid pursuant to the Company's Key Domestic Employee Retention Plan implemented in connection with the Company's bankruptcy proceedings.

(r)	Represents $774 in respect of Company paid premiums for certain group term life insurance and Company contribution of $4,920 made pursuant to the Savings Plan.

(s)	Represents 60,000 shares of restricted stock granted in fiscal 2003 of which 15,000 shares vested on September 12, 2003 and 15,000 vested on September 12, 2004. At January 1, 2005, Mr. Williams held 30,000 shares of restricted stock, the value of which was $21.60 per share and $648,000 in the aggregate. One-half of such shares vest on September 12, 2005 and an additional one-half vest on September 12, 2006. The Company does not pay dividends on its Common Stock.

(t)	Represents $1,350 in respect of Company paid premiums for certain group term life insurance and Company contribution of $4,200 made pursuant to the Savings Plan.

(u)	Mr. Tworecke was elected Group President – Sportswear on May 7, 2004.

(v)	Includes $24,236 in respect of reimbursed relocation expenses; $30,772 in respect of apartment rental; and $63,858 in respect of reimbursement for taxes.

(w)	Represents 35,000 shares of restricted stock granted in Fiscal 2004 of which no shares have yet vested. At January 1, 2005, Mr. Tworecke held 35,000 shares of restricted stock, the value of which was $21.60 per share and $756,000 in the aggregate. One-third of such shares vest on May 1, 2005 and an additional one-third vest on each of May 1, 2006 and May 1, 2007. The Company does not pay dividends on its Common Stock.

(x)	Represents $10,604 in respect of Company paid premiums for certain group term life insurance and $681 for COBRA subsidy.

Option/SAR Grants in Last Fiscal Year

Individual Grants
Name	Number of Securities Underlying Options/ SARs Granted		% of Total Options/SARs Granted to Employees in Fiscal Year	Exercise or Base Price	Expiration Date	Grant Date Present Value $ (a)
Joseph R. Gromek	—		—	—	—	—
Lawrence R. Rutkowski	—		—	—	—	—
Stanley P. Silverstein	75,000	(b)	4.70%	$17.71	March 2, 2014	$474,750
Roger A. Williams	—		—	—	—	—
Frank Tworecke	210,000	(c)	13.30%	$18.08	May 7, 2014	$1,356,600

(a)	Option grant date present value is calculated using the Black-Scholes-Merton method assuming: (1) a risk-free rate of return ranging from 2.55% to 3.32%; (2) a 36-month vesting schedule; (3) expected volatility of the market price of the Common Stock of 35%; (4) a ten-year option term; and (5) an expected option life of five years. These assumptions are the same assumptions used to determine stock-based compensation expense included in the Company's financial statements for Fiscal 2004.

(b)	One-third of such options vested on March 2, 2005 and one-third of such options vest each successive anniversary through March 2, 2007.

(c)	One-third of such options will vest on May 1, 2005 and one-third of such options vest each successive anniversary through May 1, 2007.

Aggregated Option/SAR Exercises In Last Fiscal Year and Fiscal Year-End Option/SAR Values

	Number of Securities Underlying Unexercised Options/SARs at Fiscal Year End (#)	Value of Unexercised In-the-Money Options/SARs at Fiscal Year End ($)
Name (a)	Exercisable/Unexercisable	Exercisable/Unexercisable
Joseph R. Gromek	300,000/300,000	$3,615,000/$3,615,000
Lawrence R. Rutkowski	50,000/150,000	$242,500/$ 727,500
Stanley P. Silverstein	66,000/141,000	$745,590/$1,037,340
Roger A. Williams	120,000/120,000	$1,338,000/$1,338,000
Frank Tworecke	0/210,000	$0/$739,200

(a)	None of the Named Executives exercised any stock options in Fiscal 2004.

Pension Plan Table

AVERAGE ANNUAL COMPENSATION	YEARS OF SERVICE
BEST 13 YEARS	5	10	15	20	25	30
$100,000	$6,552	$13,105	$19,657	$26,210	$32,762	$39,315
$150,000	10,552	21,105	31,657	42,210	52,762	63,315
$200,000	12,312	23,025	33,873	45,164	56,455	67,745
$250,000	12,312	23,025	33,873	45,164	56,455	67,745
$300,000	12,312	23,025	33,873	45,164	56,455	67,745

The table above sets forth the annual pension benefits payable at age 65 pursuant to the Company's Pension Plan (the "Pension Plan"), which provides pension benefits to all qualified personnel based on the average highest 13 consecutive calendar years' compensation multiplied by the years of credited service. Such benefits payable are expressed as straight life annuity amounts and are not subject to reduction for social security or other offset. Effective December 31, 2002, benefits under the Pension Plan were frozen, and, as a result, no future benefits will be earned by any participant in the Pension Plan. As of January 3, 2004, the following Named Executives have credited years of service under the Pension Plan as follows: Mr. Silverstein, 18 years, nine months; and Mr. Williams, four years, seven months. The current maximum remuneration covered by the Pension Plan for each such individual is $200,000. Such amounts are included in the above Summary Compensation Table under "Salary" and "Bonus."

Employment Agreements

Joseph R. Gromek.    On December 22, 2004, the Company's Board of Directors, acting upon the recommendation of the Compensation Committee, approved, and Mr. Gromek entered into, a new employment agreement (the "Gromek Agreement"), which supercedes his prior agreement with the Company, dated as of April 14, 2003 (described below). The Gromek Agreement has an initial three-year and two-month term commencing on December 22, 2004 and continuing until March 1, 2008, with automatic one-year renewals thereafter unless notice of termination is given at least 180 days prior to the date on which the term would otherwise expire. Under the Gromek Agreement, Mr. Gromek's base salary was increased from $900,000 to $950,000 on March 1, 2005, with a target bonus opportunity equal to 100% of his base salary. Mr. Gromek is also generally entitled to employee benefits and perquisites on a basis no less favorable than provided other similarly-situated executives. In addition, the Gromek Agreement provides that, commencing in fiscal year 2005, Mr. Gromek has an annual target equity opportunity with a target value on the grant date equal to no less than 100% of his total cash compensation (base salary and target bonus opportunity). Additionally, commencing in fiscal year 2005, he is awarded annually a supplemental equity award equal to 30% of his prior year's total cash compensation (base salary and earned annual bonus) (the "Supplemental Award"). The Supplemental Award will be granted in the form of restricted stock units; provided, that Mr. Gromek may elect to receive up to 50% of the value of such award in the form of a credit to a bookkeeping account on the Company's books ("Notional Account"). Amounts credited to the Notional Account will be credited (or debited) with the deemed positive (or negative) return based on the investment alternatives under the Company's 401(k) plan selected by Mr. Gromek in advance to apply to such account. Any Supplemental Award granted prior to April 14, 2008 will vest 50% on April 14, 2008 and 50% on Mr. Gromek's 65th birthday, while any Supplemental Award granted on or after April 14, 2008 will cliff vest 100% on Mr. Gromek's 65th birthday. Any vested Supplemental Award will be paid in accordance with Section 409A of the Internal Revenue Code after Mr. Gromek ceases to be employed by the Company. If Mr. Gromek's employment is terminated without Cause or by Mr. Gromek for Good Reason (each term as defined in the Gromek Agreement) or if the Company provides notice of non-renewal of the Gromek Agreement and terminates Mr. Gromek's employment at the end of the term, Mr. Gromek will be entitled to (i) payment of base salary and target bonus for the remainder of the term (but in no event more than 36 or less than 12 months), (ii) a pro-rata bonus for the year of termination based on the Company's performance for such year, (iii) immediate vesting of 50% of any unvested restricted stock award, (iv) two years (or the remainder of the option's term, if shorter) to exercise vested options, (v) immediate vesting of 25% of any previously granted Supplemental Award if termination is prior to April 14, 2008 and immediate vesting of 50% of the unvested Supplemental Awards if termination is on or after such date; provided, that any balance in the Notional Account shall vest pro-rata based on employment during the period from April 14, 2008 through Mr. Gromek's 65th birthday and (vi) continued participation in welfare benefit plans until the earlier of the end of the term (but in no event for more than 36 or less than 12 months) and the date he obtains equivalent coverage from subsequent employment. If Mr. Gromek's employment terminates upon his death or Disability (as defined in the Gromek Agreement), he (or his legal representatives or estate, as the case may be) will be entitled to (i) a pro-rata bonus for the year of termination based on the Company's performance for such year, (ii) a pro-rata Supplemental Award for the year of termination, payable immediately, and (iii) immediate vesting of all outstanding equity awards and any previously granted Supplemental Award, with any vested stock options remaining exercisable for two years following the date of termination or the remainder of the option term, if shorter. If Mr. Gromek's employment is terminated by the Company without Cause or by Mr. Gromek for Good Reason upon or within one year following a Change in Control (as defined in the Gromek Agreement) or his employment is terminated by the Company without Cause within 90 days prior to a Change in Control (and such termination is in connection with, or in anticipation of, such Change in Control), Mr. Gromek will be entitled to (i) three times the sum of base salary plus target bonus, payable in a lump sum, (ii) a pro-rata bonus for the year of termination based on the Company's performance for such year, (iii) an amount equal to 90% of the total cash compensation used to determine the value of the Supplemental Award granted immediately prior to the date of termination, payable in a lump sum, (iv) immediate vesting of all outstanding equity awards and any previously granted Supplemental Award, with vested stock options remaining exercisable for the remainder of their original terms and (v) continued participation in welfare benefit plans until the earlier of 36 months from the date of his termination and the date he obtains equivalent coverage from subsequent employment. If any payments, benefits or entitlements provided to Mr. Gromek under the Gromek Agreement or otherwise are subject to federal excise tax as excess parachute payments and Mr. Gromek would be in a better position on an after-tax basis, such payments, benefits or entitlements will be reduced such that no federal excise tax will apply. Under the Gromek Agreement, Mr. Gromek is bound by a perpetual confidentiality covenant and is prohibited from competing with the Company both during employment and for 12 months following termination of employment. Additionally, for 18 months following termination of employment he is prohibited from soliciting or hiring employees of the Company and its affiliates and from soliciting their customers.

Under Mr. Gromek's prior agreement dated as of April 14, 2003 (the "Prior Agreement"), Mr. Gromek received a base salary of $900,000 per year for the initial two-year term and employee benefits and perquisites consistent with those provided to the Company's other senior executives. In addition, the Prior Agreement provided for a target bonus opportunity equal to 100% of his base salary (pro-rated for partial years) and a guaranteed bonus for Fiscal 2003 of no less than 50% of his base salary. Pursuant to the terms of the Prior Agreement, the Company granted to Mr. Gromek 150,000 restricted shares of Common Stock and a 10-year option to purchase 600,000 shares of Common Stock, each award made under The Warnaco Group, Inc. 2003 Stock Incentive Plan and subject to the terms and conditions set forth in the agreements evidencing the awards.

Frank Tworecke.    In connection with Mr. Tworecke's employment, the Company entered into an employment agreement with Mr. Tworecke dated April 21, 2004 (the "Tworecke Agreement"). The Tworecke Agreement has an initial three-year term effective May 7, 2004, with automatic one-year renewals thereafter unless notice of termination is given at least 120 days prior to the date on which the term would otherwise expire. Under the Tworecke Agreement, Mr. Tworecke is entitled to a base salary of $700,000 (which may be reviewed annually by the Compensation Committee in consultation with Mr. Gromek for increase), employee benefits and perquisites consistent with those provided to the Company's other senior executives, a Company-provided apartment in New York and reimbursement for weekly travel between New York and Baltimore. The Company also entered into a letter agreement with Mr. Tworecke which provides that if Mr. Tworecke remains employed with the Company until April 2009, the Company will provide him with a non-qualified pension benefit of $75,000 per year, payable following the termination of his employment with the Company for any reason other than for Cause (as defined in the Tworecke Agreement) for 15 years or, if earlier, until Mr. Tworecke's death, provided that if the Company establishes a non-qualified pension plan for its senior executives generally, Mr. Tworecke will be entitled to the greater of the benefit provided for under the letter agreement or under the Company plan. The Tworecke Agreement provides for a target bonus opportunity equal to 70% of his base salary, which for fiscal year 2004 was in no event to be less than $250,000. The Tworecke Agreement also provided for a grant of 35,000 shares of restricted stock (the "Initial Tworecke RS Grant") and an option to purchase 210,000 shares of the Company's Common Stock (the "Initial Tworecke Option"), each award made under the 2003 Stock Incentive Plan and subject to the terms and conditions set forth in the agreements evidencing the awards. Each of these initial equity awards will vest with respect to one-third of the shares covered thereby on each of May 1, 2005, May 1, 2006 and May 1, 2007, provided that Mr. Tworecke is employed by the Company on such date. If Mr. Tworecke's employment is terminated by the Company without Cause or by Mr. Tworecke for Good Reason (as defined in the Tworecke Agreement), Mr. Tworecke is entitled to (i) salary continuation and participation in the Company's medical and dental plans for the remainder of the term of the agreement (but not less than 12 months), (ii) a pro-rata bonus for the fiscal year during which he is terminated and (iii) immediate vesting of that portion of the Initial Tworecke RS Grant that would have vested if he had remained employed on the vesting date immediately following the date of his termination. In addition, that portion of the Initial Tworecke Option that is vested on the date of his termination will remain exercisable for two years following the date of his termination. If Mr. Tworecke's employment is terminated because of his death or disability, Mr. Tworecke (or his estate or legal representative) is entitled to (i) a pro-rata bonus for the fiscal year during which his employment terminates, (ii) immediate vesting of 50% of the remaining shares subject to the Initial Tworecke RS Grant and (iii) full vesting of the Initial Tworecke Option, which will remain exercisable for 12 months following the date of termination. If Mr. Tworecke is terminated because the Company chooses not to renew the Tworecke Agreement's term, Mr. Tworecke is entitled to salary continuation and participation in medical and dental plans for twelve months, and the vested portion of the Initial Tworecke Option will remain exercisable for nine months following the date of termination. If Mr. Tworecke's employment is terminated by the Company without Cause or by Mr. Tworecke for Good Reason within one year following a Change in Control (as defined in the Tworecke Agreement), Mr. Tworecke is entitled to (i) salary continuation and participation in the Company's medical and dental plans for the remainder of the term of the agreement (but not less than 18 months), (ii) a pro-rata bonus for the fiscal year during which he is terminated and (iii) full vesting of the Initial Tworecke RS Grant and the Initial Tworecke Option, with the option remaining exercisable for six months following the date of termination. If Mr. Tworecke's employment is terminated by the Company for Cause or if he voluntarily resigns, he will forfeit any remaining shares subject to the Initial Tworecke RS Grant and the unvested portion of the Initial Tworecke Option. In order to receive severance benefits, Mr. Tworecke will be required to execute a release of claims against the Company and its affiliates. Under the terms of the Tworecke Agreement, Mr. Tworecke is bound by a perpetual confidentiality covenant, a post-termination non-competition covenant and a post-termination non-solicitation covenant.

Lawrence R. Rutkowski.    In connection with Mr. Rutkowski's employment, the Company entered into an employment agreement with Mr. Rutkowski effective September 11, 2003 (the "Rutkowski Agreement"). The Rutkowski Agreement has an initial two-year term commencing September 15, 2003, with automatic one-year renewals thereafter unless notice of termination is given at least 120 days prior to the date on which the term would otherwise expire. Under the Rutkowski Agreement, Mr. Rutkowski receives a base salary of $550,000 (which may be reviewed annually by the Compensation Committee in consultation with Mr. Gromek for increase) and employee benefits and perquisites consistent with those provided to the Company's other senior executives. In addition, the Rutkowski Agreement provides for a target bonus opportunity equal to 70% of his base salary (pro-rated for Fiscal 2003). The Rutkowski Agreement also provides for a grant of 50,000 shares of restricted stock (the "Initial Rutkowski RS Grant") and an option to purchase 200,000 shares of the Company's Common Stock (the "Initial Rutkowski Option"), each award made under the 2003 Stock Incentive Plan and subject to the terms and conditions set forth in the agreements evidencing the awards. Each of these equity awards vested with respect to one-fourth of the shares covered thereby on each of February 29, 2004 and February 28, 2005, and an additional one-fourth of such shares will vest on each of February 28, 2006 and February 28, 2007, provided that Mr. Rutkowski is employed by the Company on such date. If Mr. Rutkowski's employment is terminated by the Company without Cause or by Mr. Rutkowski for Good Reason (each term as defined in the Rutkowski Agreement), Mr. Rutkowski is entitled to (i) salary continuation and participation in the Company's medical and dental plans for the remainder of the term of the agreement (but not less than 12 months), (ii) a pro-rata bonus for the fiscal year during which he is terminated and (iii) immediate vesting of that portion of the Initial Rutkowski RS Grant that would have vested if he had remained employed on the vesting date immediately following the date of his termination. In addition, that portion of the Initial Rutkowski Option that is vested on the date of his termination will remain exercisable for two years following the date of his termination. If Mr. Rutkowski's employment is terminated because of his death or disability, Mr. Rutkowski (or his estate or legal representative) is entitled to (i) a pro-rata bonus for the fiscal year during which his employment terminates, (ii) immediate vesting of 50% of the remaining shares subject to the Initial Rutkowski RS Grant and (iii) full vesting of the Initial Rutkowski Option, which will remain exercisable for 12 months following the date of termination. If Mr. Rutkowski is terminated because the Company chooses not to renew the Rutkowski Agreement's term, Mr. Rutkowski is entitled to salary continuation and participation in medical and dental plans for six months, and the vested portion of the Initial Rutkowski Option will remain exercisable for nine months following the date of termination. If Mr. Rutkowski's employment is terminated by the Company without Cause or by Mr. Rutkowski for Good Reason within one year following a Change in Control (as defined in the Rutkowski Agreement), Mr. Rutkowski is entitled to (i) salary continuation and participation in the Company's medical and dental plans for the remainder of the term of the agreement (but not less than 12 months), (ii) a pro-rata bonus for the fiscal year during which he is terminated and (iii) full vesting of the Initial Rutkowski RS Grant and the Initial Rutkowski Option, with the option remaining exercisable for six months following the date of termination. If Mr. Rutkowski's employment is terminated by the Company for Cause or if he voluntarily resigns, he will forfeit any remaining shares subject to the Initial Rutkowski RS Grant and the unvested portion of the Initial Rutkowski Option. In addition, if Mr. Rutkowski is terminated by the Company for Cause, he will be required to return to the Company any shares of Common Stock that were previously subject to the Initial Rutkowski RS Grant and any such shares that vested within six months prior to the date of termination, and to sell back to the Company any shares purchased pursuant to the Initial Rutkowski Option within six months prior to the date of termination; if any such shares have been sold or otherwise disposed of, Mr. Rutkowski will be required to repay to the Company the aggregate fair market value of such shares (less, if applicable, the exercise price) as of the date of the sale or other disposition. In order to receive severance benefits, Mr. Rutkowski will be required to execute a release of claims against the Company and its affiliates. Under the terms of the Rutkowski Agreement, Mr. Rutkowski is bound by a perpetual confidentiality covenant, a post-termination non-competition covenant and a post-termination non-solicitation covenant.

PROPOSAL NO. 2 — APPROVAL OF 2005 STOCK INCENTIVE PLAN

The Board of Directors is recommending that stockholders approve the 2005 Stock Incentive Plan. Upon the recommendation of the Compensation Committee, on March 2, 2005, the Board of Directors adopted and approved grants of awards under the 2005 Stock Incentive Plan, subject to approval of stockholders at the Annual Meeting. If the stockholders approve the 2005 Stock Incentive Plan, it will become effective as of the date of such stockholder approval. If the stockholders do not approve the 2005 Stock Incentive Plan, it will have no effect, and any awards granted thereunder will be rescinded.

The following is a summary of the material terms and provisions of the 2005 Stock Incentive Plan and is qualified in its entirety by the full text of the 2005 Stock Incentive Plan, which is attached as Annex A hereto.

Purpose

The purpose of the 2005 Stock Incentive Plan is to promote the interests of the Company and its stockholders by (i) attracting and retaining qualified directors, executive personnel, other key employees and consultants of the Company and its affiliates; (ii) motivating such directors, employees and consultants by means of performance-related incentives to achieve longer-range performance goals; and (iii) enabling such directors, employees and consultants to participate in the long-term growth and financial success of the Company.

Administration

The 2005 Stock Incentive Plan will be administered by the Compensation Committee; provided, however, that with respect to "non-employee directors" (within the meaning of Rule 16b-3 under the Exchange Act) of the Company who may become participants, the duties set forth below in clauses (i) through (vi) shall be delegated to the Nominating and Corporate Governance Committee. Subject to the terms of the 2005 Stock Incentive Plan and applicable law, and in addition to other express powers and authorizations conferred on the Compensation Committee by the 2005 Stock Incentive Plan, the Compensation Committee will have the full power and authority to:

(i)	designate participants;

(ii)	determine the type or types of awards to be granted to a participant and all of the terms and conditions of any award, including but not limited to the number of shares to be covered, whether the vesting or payment of all or any portion of any award may be made subject to one or more performance goals and whether, to what extent, and under what circumstances awards may be settled or exercised in cash, shares of Common Stock, other securities, other awards or other property, or cancelled, forfeited or suspended;

(iii)	determine whether, to what extent, and under what circumstances cash, shares of Common Stock, other securities, other awards, other property and other amounts payable with respect to an award may be deferred either automatically or at the election of the holder thereof or of the Compensation Committee;

(iv)	interpret and administer the 2005 Stock Incentive Plan and any instrument or agreement relating to, or award made under, the 2005 Stock Incentive Plan;

(v)	establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the 2005 Stock Incentive Plan; and

(vi)	make any other determination and take any other action that the Compensation Committee deems necessary or desirable for the administration of the 2005 Stock Incentive Plan.

The Compensation Committee may delegate to one or more officers or managers of the Company or any affiliate, or to a committee of such officers or managers, the authority, subject to such terms and limitations as the Compensation Committee shall determine, to grants awards to, or to cancel, modify or waive rights with respect to, or to alter, discontinue, suspend, or terminate awards held by, participants who are not executive officers or directors of the Company. Unless otherwise expressly provided in the 2005 Stock Incentive Plan, all designations, determinations, interpretations, and other decisions under or with respect to the 2005 Stock Incentive Plan or any award shall be within the sole discretion of the Compensation Committee and will be final, conclusive and binding upon all persons. Notwithstanding any provision of the 2005 Stock Incentive Plan to the contrary, the Compensation Committee does not have the authority to take any action which has the effect of reducing the exercise price of a stock option previously granted without the Company's first having obtained the approval of its stockholders for such action.

Shares Reserved for Issuance

Subject to adjustment as provided below, (i) the aggregate number of shares of Common Stock with respect to which awards may be granted under the 2005 Stock Incentive Plan is 3,000,000, (ii) the aggregate number of shares of Common Stock that may be made subject to options is 3,000,000, (iii) the aggregate number of shares of Common Stock that may be made subject to incentive stock options is 3,000,000 and (iv) the aggregate number of shares of Common Stock that may be made subject to restricted stock awards and other stock-based awards is 750,000. Notwithstanding the foregoing and subject to adjustment as provided below, no executive officer of the Company may receive awards under the 2005 Stock Incentive Plan in any fiscal year of the Company that relate to more than 1,500,000 shares of Common Stock. In the event that the Compensation Committee determines that any dividend or other distribution (whether in the form of cash, shares of Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares or other securities of the Company, issuance of warrants or other rights to purchase shares of Common Stock or other securities of the Company, or other similar corporate transaction or event affects the Common Stock such that an adjustment is determined by the Compensation Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 2005 Stock Incentive Plan, the Compensation Committee will, in such manner as it may deem equitable, adjust any or all of: (i) the number of shares or other securities of the Company (or other securities or property) with respect to which awards may be granted, (ii) the number of shares or other securities of the Company (or other securities or property) subject to outstanding awards, and (iii) the grant or exercise price with respect to any award or, if deemed appropriate, provide for a cash payment to the holder of an outstanding award. Common Stock delivered pursuant to an award may consist, in whole or in part, of authorized and unissued shares or of treasury shares. If, after the effective date of the 2005 Stock Incentive Plan, any award is forfeited or otherwise terminates or is cancelled without the delivery of shares of Common Stock, then the shares covered by such award, or to which such award relates, or the number of shares otherwise counted against the aggregate number of shares with respect to which awards may be granted, to the extent of any such forfeiture, termination or cancellation, will again be, or will become, shares of Common Stock with respect to which awards may be granted.

Eligibility

Any employee, including any officer or employee-director of the Company or any affiliate, any director of the Company and any consultant to the Company who is an individual person will be eligible to be designated a participant in the 2005 Stock Incentive Plan, except that only employees of the Company or an affiliate that qualifies as a "parent corporation" of the Company (within the meaning of Section 424(e) of the Code) or "subsidiary corporation" of the Company (within the meaning of Section 424(f) of the Code) shall be eligible for the grant of incentive stock options. Currently, there are approximately 150 individuals who are eligible to participate in the 2005 Stock Incentive Plan.

Types of Awards

The 2005 Stock Incentive Plan provides for the grant of stock options, restricted shares of Common Stock, stock awards and other stock-based awards.

Options.     The Compensation Committee will have sole and complete authority to determine the participants to whom options will be granted under the 2005 Stock Incentive Plan, the number of shares to be covered by each option, the exercise price therefor and the conditions and limitations applicable to the exercise of the option. The Compensation Committee will have the authority to grant incentive stock options, or to grant non-qualified stock options, or to grant both types of options. In the case of incentive stock options, the terms and conditions of such grants shall be subject to and comply with such rules as may be prescribed by Section 422 of the Internal Revenue Code, as from time to time amended, and any regulations implementing such statute.

The Compensation Committee will establish the term of each option, which shall be no greater than 10 years. The Compensation Committee will establish the exercise price at the time each option is granted, which price will not be less than 100% of the per share fair market value of the Common Stock on the date of grant. Each option will be exercisable at such times and subject to such terms and conditions as the Compensation Committee may, in its sole discretion, specify in the applicable award agreement or thereafter.

No shares of Common Stock will be delivered pursuant to any exercise of an option until payment in full of the exercise price therefor is received by the Company. Such payment may be made as follows: (i) in cash or its equivalent; (ii) if and to the extent permitted by the Compensation Committee, by tendering to the Company unrestricted shares owned by the participant which, in the case of shares that were purchased pursuant to the exercise of an option, have been held by such participant for no less than six months following the date of such purchase; (iii) to the extent permitted under applicable law, pursuant to a broker's cashless exercise procedure approved by the Compensation Committee; or (iv) by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the fair market value of any such shares tendered to the Company as of the date of such tender is at least equal to such exercise price.

Restricted Stock.    The Compensation Committee will have sole and complete authority to determine the participants to whom awards of restricted stock will be granted under the 2005 Stock Incentive Plan, the number of shares of restricted stock to be granted to each participant, the duration of the period during which, and the conditions under which, the restricted stock may be forfeited to the Company, and the other terms and conditions of such awards, including, but not limited to, determining whether the vesting of any such award may be, in whole or in part, subject to the attainment of one or more performance goals (as described below).

Shares of restricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as provided in the 2005 Stock Incentive Plan or the applicable award agreement. Dividends paid on any shares of restricted stock may be paid directly to the participant or may be reinvested in additional shares, as determined by the Compensation Committee in its sole discretion. Upon the lapse of the restrictions applicable to such shares of restricted stock, the Company will deliver certificates representing such vested shares to the participant or the participant's legal representative.

Stock Awards.    In the event that the Compensation Committee grants a stock award, a certificate for the shares of Company stock comprising such stock award will be issued in the name of the participant to whom such grant was made and delivered to such participant as soon as practicable after the date on which such stock award is payable.

Other Stock-Based Awards.    Other stock-based awards, the form of which will be determined by the Compensation Committee, will be valued in whole or in part by reference to or otherwise based on shares of Common Stock. These awards may be granted either alone or in addition to other awards under the 2005 Stock Incentive Plan. The Compensation Committee will have sole and complete authority to determine the participants to whom and the time or times at which such other stock-based awards shall be granted, the number of shares of Common Stock to be made subject to such other stock-based awards and all other conditions of such other stock-based awards, including, but not limited to, determining whether the vesting or payment of any portion of any such award will be subject to the attainment of one or more performance goals (as described below).

Performance Goals

Under the 2005 Stock Incentive Plan, the Compensation Committee has the authority to determine that vesting or payment of an award under the 2005 Stock Incentive Plan will be subject to the attainment of one or more performance goals. The performance goals may include any or a combination of, or a specified increase in, the following:

•	return on total stockholder equity;

•	earnings per share (which may include the manner in which such earnings goals were met);

•	net income, before or after taxes;

•	earnings before interest, taxes, depreciation and amortization ("EBITDA");

•	revenues;

•	return on assets;

•	market share; or

•	cost reduction.

Termination of Employment

Under the 2005 Stock Incentive Plan, the Compensation Committee has the discretion to determine the effect on awards of the termination of a participant's employment with, or service to, the Company, which provisions will be included in the agreement setting forth the terms and conditions of awards. The Compensation Committee may determine that, upon the termination of a participant's employment with, or service to, the Company for Cause (as defined in the 2005 Stock Incentive Plan), in addition to forfeiture of all outstanding awards, such participant will be required to forfeit to the Company (1) any shares of previously restricted Common Stock that had become vested during the six-month period prior to such termination and (2) any shares of Common Stock purchased pursuant to the exercise of an option during the six-month period prior to such termination. In the case of those forfeited shares of Common Stock purchased pursuant to the exercise of an option, the Company would pay to such participant the aggregate exercise price paid by such participant for such forfeited shares of Common Stock. If any of the forfeited shares of Common Stock had previously been sold, or otherwise disposed of, by the participant, such participant would be required to pay to the Company the fair market value of such shares of Common Stock as of the day of such sale or other disposition.

Non-Transferability of Awards

Each award, and each right under any award, will be exercisable only by the participant during the participant's lifetime. No award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a participant otherwise than by will or by the laws of descent and distribution, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any affiliate; provided that the designation by a participant of a beneficiary will not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance. Notwithstanding the foregoing, during the participant's lifetime, the Compensation Committee may, in its sole discretion, permit the transfer of certain awards by a participant to a permitted transferee, subject to any conditions that the Compensation Committee may prescribe, provided that no such transfer by any participant may be made in exchange for consideration.

No Rights to Awards

No employee or director of the Company, or any participant or other person shall have any claim to be granted any award, and there is no obligation for uniformity of treatment of participants, or holders or beneficiaries of awards. The terms and conditions of awards need not be the same with respect to each recipient.

Withholding

Whenever cash is to be paid pursuant to an award, the Company will have the right to deduct therefrom an amount sufficient to satisfy any Federal, state and local withholding tax requirements related thereto. Whenever shares are to be delivered pursuant to an award, the Company will have the right to require the participant to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto. Subject to the approval of the Compensation Committee, a participant may satisfy the foregoing requirement by electing to have the Company withhold from delivery shares or by delivering already owned unrestricted shares that have been held for at least six months, in each case, having a value equal to the minimum amount of tax required to be withheld. Such shares shall be valued at their fair market value on the date as of which the amount of tax to be withheld is determined. To the extent permitted under applicable law, the Compensation Committee may provide for additional cash payments to holders of awards to defray or offset any tax arising from the grant, vesting or exercise of any award.

Rights of Participants

The grant of an award shall not be construed as giving a participant the right to be retained in the employ or service of the Company or any affiliate. Subject to the provisions of the applicable award, no participant or holder or beneficiary of any award shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed under the 2005 Stock Incentive Plan until he or she has become the holder of such shares.

Term of the 2005 Stock Incentive Plan; Amendment or Termination of the Plan or Awards; Occurrence     of Certain Events

The 2005 Stock Incentive Plan will become effective upon its approval by the Company's stockholders at the Annual Meeting. No award may be granted under the 2005 Stock Incentive Plan after the tenth anniversary of the effective date of the 2005 Stock Incentive Plan, but the termination of the plan will generally have no effect on awards outstanding at the time of termination of the plan.

The Board of Directors may amend, alter, suspend, discontinue or terminate the 2005 Stock Incentive Plan or any portion thereof at any time, provided that no such amendment, alteration, suspension, discontinuance or termination will be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement, including for these purposes any approval requirement with which the Board of Directors deems it necessary or desirable to qualify or comply; and provided, further, that no amendment to the 2005 Stock Incentive Plan will be made without stockholder approval if such amendment (i) affects the number of shares available under the 2005 Stock Incentive Plan for the grant of options, on the one hand, or restricted stock or other stock-based awards, on the other hand, (ii) extends the maximum 10-year term of options granted hereunder or (iii) permits the 2005 Stock Incentive Plan to issue options with a per share exercise price that is less than 100% of the fair market value of the shares of Common Stock on the date of grant of such option. Notwithstanding anything to the contrary herein, the Compensation Committee may amend the 2005 Stock Incentive Plan in any manner as may be necessary so as to have the 2005 Stock Incentive Plan conform with local rules and regulations in any jurisdiction outside the United States.

The Compensation Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any award theretofore granted, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would impair the rights of any participant or any holder or beneficiary of any award theretofore granted will not be effective without the consent of the affected participant, holder or beneficiary.

The Compensation Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in above) affecting the capitalization of the Company, any affiliate, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Compensation Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 2005 Stock Incentive Plan.

Any provision of the 2005 Stock Incentive Plan or any award agreement to the contrary notwithstanding, the Compensation Committee may cause any award granted hereunder to be cancelled in consideration of a cash payment or alternative award made to the holder of such cancelled award equal in value to the fair market value of such cancelled award.

Benefits under the 2005 Stock Incentive Plan

The following table briefly summarizes the awards that have been granted to participants in the 2005 Stock Incentive Plan, subject to approval of the plan by the Company's stockholders at the Annual Meeting. Future grants under the 2005 Stock Incentive Plan will be determined by the Compensation Committee and may vary from year to year and from participant to participant and are not determinable at this time.

NEW PLAN BENEFITS
2005 STOCK INCENTIVE PLAN

NAME AND POSITION	Number of Shares Subject to Option		Number of Shares of Stock(a)
Joseph R. Gromek	115,800	(b)	49,462	(b)(c)
President and Chief Executive Officer
Lawrence R. Rutkowski	37,200	(b)	12,400	(b)
Executive Vice President and Chief Financial Officer
Stanley P. Silverstein	35,400	(b)	11,800	(b)
Executive Vice President – Corporate Development, Chief Administrative Officer and Secretary
Roger A. Williams	42,300	(b)	14,100	(b)
Group President – Swimwear
Frank Tworecke	0	(b)	0	(b)
Group President – Sportswear

Executive Group	249,900	(b)	94,162	(b)(c)
Non-Executive Director Group	0		16,543	(b)
Non-Executive Officer Employee Group	448,600	(b)	0	(d)

(a)	Such awards may be awards of restricted shares of Common Stock or stock awards, in each case as described above, under "Restricted Stock" and "Stock Awards," respectively.

(b)	The number of shares is an estimate based on the approximate value of the Common Stock on the date the grants were authorized by the Compensation Committee. The actual number of shares will be determined based on the closing price of the Company's Common Stock on the date of the Annual Meeting.

(c)	The number of shares of stock includes 10,862 restricted stock units to be awarded pursuant to the Supplemental Award provided for in the Gromek Agreement.

(d)	In March 2005, 146,200 shares of restricted stock were granted to the Non-Executive Officer Employee Group, currently comprised of 132 employees, under the 2003 Stock Incentive Plan.

Certain Federal Income Tax Effects

The following discussion of certain relevant federal income tax effects applicable to stock options granted under the 2005 Stock Incentive Plan is a summary only, and reference is made to the Code for a complete statement of all relevant federal tax provisions. Different rules may apply in the case of a participant who is subject to Section 16 of the Exchange Act with respect to the Company.

Nonqualified Stock Options

A participant generally will not be subject to income tax upon the grant of a nonqualified stock option ("NSO"). Rather, at the time of exercise of such NSO, the participant will recognize ordinary income for federal income tax purposes in an amount equal to the excess of the fair market value of the shares purchased over the option price. The Company will generally be entitled to a tax deduction at such time in the same amount that the participant recognizes ordinary income.

If shares acquired upon exercise of an NSO are later sold or exchanged, then the difference between the sales price and the fair market value of such stock on the date that ordinary income was recognized with respect thereto will generally be taxable as long-term or short-term capital gain or loss (if the stock is a capital asset of the participant) depending upon the length of time such shares were held by the participant.

Incentive Stock Options

A participant generally will not be subject to ordinary income tax upon the grant or timely exercise of an incentive stock option ("ISO"). Exercise of an ISO will be timely if made during its term and if the participant remains an employee of the Company or a subsidiary at all times during the period beginning on the date of grant of the ISO and ending on the date three months before the date of exercise (or one year before the date of exercise in the case of a disabled participant). Exercise of an ISO will also be timely if made by the legal representative of a participant who dies (1) while employed by the Company or one of its subsidiaries or (2) within three months after termination of employment. The tax consequences of an untimely exercise of an ISO will be determined in accordance with the rules applicable to NSOs.

If stock acquired pursuant to the timely exercise of an ISO is later disposed of, the participant will, except as noted below, recognize long-term capital gain or loss (if the stock is a capital asset of the participant) equal to the difference between the amount realized upon such sale and the option price. Under these circumstances, the Company will not be entitled to any federal income tax deduction in connection with either the exercise of the ISO or the sale of such stock by the participant.

If, however, stock acquired pursuant to the exercise of an ISO is disposed of by the participant prior to the expiration of two years from the date of grant of the ISO or within one year from the date such stock is transferred to such participant upon exercise (a "disqualifying disposition"), any gain realized by the participant generally will be taxable at the time of such disqualifying disposition as follows: (1) at ordinary income rates, to the extent of the difference between the option price and the lesser of the fair market value of the stock on the date the ISO is exercised or the amount realized on such disqualifying disposition, and, (2) if the stock is a capital asset of the participant, as short-term or long-term capital gain, to the extent of any excess of the amount realized on such disqualifying disposition over the fair market value of the stock on the date which governs the determination of the participant's ordinary income. In such case, the Company may claim a federal income tax deduction at the time of such disqualifying disposition for the amount taxable to the participant as ordinary income. Any capital gain recognized by the participant will be long-term or short-term capital gain depending on the length of time such shares were held by the participant.

The amount by which the fair market value of the stock on the exercise date of an ISO exceeds the option price will be an item of adjustment for purposes of the "alternative minimum tax" imposed by Section 55 of the Code.

Exercise with Shares

According to a published ruling of the Internal Revenue Service, a participant who pays the option price upon exercise of an NSO, in whole or in part, by delivering shares of a company's common stock already owned by such participant (other than shares received by exercise of an ISO which have not met the holding period requirements) will recognize no gain or loss for federal income tax purposes on the shares surrendered, but such participant otherwise will be taxed according to the rules described above for NSOs. With respect to shares acquired upon exercise which are equal in number to the shares surrendered, the basis of such shares will be equal to the basis of the shares surrendered, and the holding period of shares acquired will include the holding period of the shares surrendered. The basis of additional shares received upon exercise will be equal to the fair market value of such shares on the date which governs the determination of the participant's ordinary income, and the holding period for such additional shares will commence on such date.

All properly executed proxies received prior to the Annual Meeting will be voted "FOR" the approval of the 2005 Stock Incentive Plan unless contrary instructions are given.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
THE APPROVAL OF THE 2005 STOCK INCENTIVE PLAN,
WHICH IS DESIGNATED AS ITEM NO. 2 ON THE ENCLOSED PROXY CARD.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee of the Board of Directors is responsible for administering the executive compensation plans and programs of the Company and for making recommendations to the Board of Directors regarding the compensation of, and benefits provided to, the executive officers of the Company. The Compensation Committee operates under the Compensation Committee Charter. All members of the Compensation Committee have been determined by the Board of Directors to be independent directors under the NASDAQ listing standards. In Fiscal 2004, the Compensation Committee independently engaged Towers Perrin to provide compensation consulting services to the Compensation Committee. In addition, the Company engaged Mercer Human Resource Consulting to provide comparable services to the Company.

General Policies Regarding Compensation of Executive Officers

In establishing compensation and benefit levels for executive officers, the Compensation Committee seeks to (1) attract and retain individuals of superior ability and managerial talent; (2) motivate executive officers to increase Company performance primarily for the benefit of its stockholders and also for the benefit of its customers and other constituencies; and (3) reward executive officers for exceptional individual contributions to the achievement of the Company's business objectives. To these ends, the Company's executive compensation package consists of annual salary, variable annual cash compensation and stock-based, long-term incentive awards.

Base Salary

Salary levels generally are determined based on the Compensation Committee's subjective assessment of prevailing salary levels among the Company's industry peers and other companies with which, in the Compensation Committee's view, the Company competes for executive talent (including non-public companies and companies in related industries, such as retailing or general apparel manufacturing).

In general, the Compensation Committee attempts to set base salaries at levels which will attract and retain highly qualified individuals. In selected cases, the Compensation Committee may conclude that excellent executive talent may only be attracted and retained by compensation packages in excess of prevailing market levels.

In making such judgments regarding the appropriate compensation level for a particular executive officer, the Compensation Committee from time to time consults with independent executive compensation consultants.

Annual Bonus

The Compensation Committee generally believes that, at higher executive levels, a greater percentage of an individual's total annual cash compensation opportunity should consist of variable compensation tied to the Company's performance.

Upon the recommendation of the Compensation Committee, the Board of Directors adopted and the Company's stockholders approved The Warnaco Group, Inc. Incentive Compensation Plan for the purpose of awarding annual cash bonuses to key employees and consultants, which plan is administered by the Compensation Committee. Under The Warnaco Group, Inc. Incentive Compensation Plan, the Compensation Committee has the discretion to determine awards to be granted to plan participants and the performance factors against which performance must be achieved in order to receive payment of awards. Additionally, the Compensation Committee may grant awards for extraordinary performance.

Long-Term Incentive Compensation

Stock-based incentives, consisting of stock options granted at 100% of the stock's fair market value on the grant date and restricted stock awards, constitute the long-term portion of the Company's executive compensation package. Restricted stock and stock options provide an incentive for executives to increase the return to the Company's stockholders.

Upon the recommendation of the Compensation Committee, the Board of Directors adopted, and the Company's stockholders approved, the 2003 Stock Incentive Plan which provides for a variety of equity-based awards, including stock options, restricted stock awards and other stock-based awards. The 2003 Stock Incentive Plan, including awards granted thereunder, is administered by the Compensation Committee. Under the 2003 Stock Incentive Plan, the Compensation Committee has the discretion to determine the awards to be granted to plan participants and all terms and conditions of such awards. Additionally, in Fiscal 2004, upon the recommendation of the Compensation Committee, the Board of Directors approved an equity ownership and retention policy for directors and senior management.

Upon the recommendation of the Compensation Committee, on March 2, 2005, the Board of Directors adopted, pending stockholder approval, the 2005 Stock Incentive Plan, which provides for a variety of equity-based awards, including stock options, restricted stock awards and other stock-based awards. The 2005 Stock Incentive Plan, including awards granted thereunder, will be administered by the Compensation Committee. Under the 2005 Stock Incentive Plan, the Compensation Committee will have the discretion to determine the awards to be granted to plan participants and all terms and conditions of such awards. For a discussion of the 2005 Stock Incentive Plan, see "Proposal No. 2—Approval of 2005 Stock Incentive Plan," on page 19 of this Proxy Statement.

Limitations on Deductibility of Executive Compensation

Section 162(m) of the Code limits the deductibility of compensation paid to certain executive officers of the Company. To qualify for an exemption to such limitation, compensation in excess of $1.0 million per year paid to the Chief Executive Officer and to the other most highly compensated executive officers as of the end of the Company's fiscal year generally must constitute performance-based compensation under Section 162(m) of the Code. In order to so qualify, compensation must be paid solely on account of the attainment of one or more preestablished performance goals established by a committee of two or more "outside directors," pursuant to an arrangement that has been disclosed to stockholders of a company and approved by a majority vote of its stockholders. Also, in order for an arrangement to give rise to fully deductible "performance-based" compensation, the terms of the arrangement must preclude the exercise of any discretion in the administration of the plan that would have the effect of increasing compensation paid thereunder to the employees covered by Section 162(m) of the Code.

The Compensation Committee is aware of the requirements for full deductibility of executive compensation under Section 162(m) of the Code. However, the Compensation Committee will balance the costs and burdens involved in such compliance against the value of the tax benefits to be obtained by the Company thereby and may, in certain instances, pay compensation that is not fully deductible, if the Compensation Committee determines that such costs and burdens outweigh such benefits.

Compensation of the Chief Executive Officer

The compensation, including annual base salary, annual incentive cash bonus and equity-based compensation, of Mr. Gromek, the Chief Executive Officer as of the end of Fiscal 2004, was governed by the Prior Agreement (as described above in "Employment Agreements"). Mr. Gromek's Fiscal 2004 cash bonus of $864,000 represented approximately 96% of his target bonus based upon the Company's achievement of Fiscal 2004 performance goals previously approved by the Compensation Committee. Mr. Gromek was paid no additional or discretionary bonus with respect to Fiscal 2004. In determining Mr. Gromek's compensation under the Gromek Agreement as well as the Prior Agreement, consideration was given to Mr. Gromek's substantial experience and expertise as a senior executive, his past performance in the industry and the compensation of his industry peers. The Compensation Committee included elements in the compensation package designed to take into account Mr. Gromek's personal performance as evaluated against pre-established objectives in a number of areas, including growth in the Company's core business segments, marketing effectiveness and leadership development. In order to ensure that his interests continue to be aligned with those of the Company's stockholders, Mr. Gromek's compensation was designed to be sensitive to the Company's overall performance. In addition, Mr.

Gromek's compensation package includes stock-based awards, the value of which is directly linked to the Company's performance.

Members of the Compensation Committee

David A. Bell (Chairman)
Robert A. Bowman
Sheila A. Hopkins
Charles R. Perrin
Cheryl Nido Turpin

STOCK PRICE PERFORMANCE GRAPH

ANNUAL REPORT

The Company's Annual Report on Form 10-K for the year ended January 1, 2005, dated March 17, 2005 (the "Annual Report on Form 10-K"), is being mailed with this Proxy Statement. The Company will furnish any exhibit to the Annual Report on Form 10-K upon the request of a stockholder of record as of the close of business on April 1, 2005 for a fee limited to the Company's reasonable expenses in furnishing such exhibit. Requests for exhibits to the Annual Report on Form 10-K should be directed to the Corporate Secretary, The Warnaco Group, Inc., 501 Seventh Avenue, New York, New York 10018.

The Annual Report on Form 10-K is not a part of the proxy solicitation materials.

STOCKHOLDER PROPOSALS

Under Rule 14a-8 of the Exchange Act as currently in effect, any holder of at least $2,000 in market value of Common Stock who has held such securities for at least one year and who desires to have a proposal presented in the Company's proxy material for use in connection with the annual meeting of stockholders to be held in 2006 must transmit that proposal (along with the stockholder's name, address, the number of shares of Common Stock that the stockholder holds of record or beneficially, the dates upon which the securities were acquired, documentary support for a claim of beneficial ownership and a statement of willingness to hold such shares through the date of the 2006 annual meeting of stockholders) in writing as set forth below. Proposals of stockholders intended to be presented at the 2006 annual meeting under Rule 14a-8 of the Exchange Act must be received by the Corporate Secretary, The Warnaco Group, Inc., 501 Seventh Avenue, New York, New York 10018, not later than December 13, 2005. In order for proposals of stockholders made outside of Rule 14a-8 to be considered "timely" within the meaning of Rule 14a-4(c) of the Exchange Act, such proposals must be received by the Corporate Secretary at the above address by February 24, 2006.

PROPOSAL NO. 3 — RATIFICATION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors is recommending ratification of the appointment by the Company's Audit Committee of Deloitte & Touche as independent registered public accounting firm of the Company for the fiscal year ending December 31, 2005. The Audit Committee is responsible for appointing and overseeing the work of the independent registered public accounting firm. Before the Company's independent registered public accounting firm is engaged to render any audit or permissible non-audit services, the engagement is approved in advance by the Audit Committee. If the stockholders do not ratify this appointment, the Audit Committee will reconsider its decision to appoint Deloitte & Touche.

Deloitte & Touche provided audit and other services during Fiscal 2004 and 2003 as set forth below:

FEES FOR SERVICES PROVIDED	Fiscal 2004	Fiscal 2003
Audit Fees (a)	$5,146,200	$6,169,000
Audit Related Fees (b)	160,000	135,000
Total Audit and Audit-Related Fees	5,306,200	6,304,000
Tax Fees (c)	1,070,300	1,340,000
All Other Fees	—	—
Total Fees	6,376,500	7,644,000

(a)	For Fiscal 2004, includes fees for the audit of the Company's annual consolidated financial statements, quarterly reviews of interim consolidated financial statements and statutory audits and procedures in connection with the Company's filings with the SEC. For fiscal 2003, includes fees for the audit of the Company's annual consolidated financial statements, quarterly reviews of interim consolidated financial statements, audit of the February 4, 2003 consolidated balance sheet, statutory audits and procedures in connection with the offering memorandum used in connection with the offering of the Company's 8 7/8% Senior Notes due 2013 and related SEC filings and registration statements.

(b)	Includes fees for the audits of the Company's employee benefit plans and certain royalty audits.

(c)	Includes fees for domestic and international tax planning and compliance services.

The Company has been advised by Deloitte & Touche that it will have a representative present at the Annual Meeting who will be available to respond to questions. The representative will also have the opportunity to make a statement if such representative desires to do so.

All properly executed proxies received prior to the Annual Meeting will be voted "FOR" the ratification of the appointment of Deloitte & Touche by the Board of Directors as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2005 unless contrary instructions are given.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY, WHICH IS DESIGNATED
AS ITEM NO. 3 ON THE ENCLOSED PROXY CARD.

AUDIT COMMITTEE REPORT

The Audit Committee operates under a written charter which is available on the corporate governance page of the Company's internet website located at www.warnaco.com. All members of the Audit Committee are independent directors under the NASDAQ listing standards and qualified pursuant to the additional NASDAQ requirements for audit committee members, in each case, as determined by the Board of Directors.

Management is responsible for the Company's internal controls and preparing the Company's consolidated financial statements. The Company's independent registered public accounting firm, Deloitte

& Touche, is responsible for performing an independent audit of the consolidated financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States) and issuing a report thereon. The Audit Committee is responsible for overseeing the conduct of these activities and, subject to stockholder ratification, appointing the Company's independent registered public accounting firm. As stated above and in the Audit Committee's charter, the Audit Committee's responsibility is one of oversight. The Audit Committee does not provide any expert or special assurance as to the Company's financial statements concerning compliance with laws, regulations or generally accepted accounting principles. In performing its oversight function, the Audit Committee relies on the information provided to it and on representations made by management and the independent registered public accounting firm.

The Audit Committee reviewed and discussed the Company's audited financial statements with management and the independent registered public accounting firm. Management represented to the Audit Committee that the audited financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee discussed with the Company's independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, and Rule 2-07 of Regulation S-X.

Deloitte & Touche provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and the Audit Committee discussed the independence of Deloitte & Touche with them.

Based on the Audit Committee's discussion with management and the independent registered public accounting firm and the Audit Committee's review of the representations of management and the report of the independent registered public accounting firm, the Audit Committee recommended that the Board of Directors include the audited financial statements in the Annual Report on Form 10-K for the fiscal year ended January 1, 2005 prior to its filing with the SEC on March 17, 2005.

Members of the Audit Committee

Robert A. Bowman
Richard Karl Goeltz (Chairman)
Sheila A. Hopkins
Charles R. Perrin

OTHER MATTERS

The Company knows of no other matters which may come before the Annual Meeting other than the matters referred to in the accompanying Notice of Annual Meeting. However, if other matters properly come before the Annual Meeting, it is intended that the persons named as proxies in the accompanying proxy vote the shares represented thereon in accordance with their best judgment.

ANNEX A

THE WARNACO GROUP, INC.

2005 STOCK INCENTIVE PLAN

Section 1.    Purpose.    The purposes of The Warnaco Group, Inc. 2005 Stock Incentive Plan are to promote the interests of The Warnaco Group, Inc. and its stockholders by (i) attracting and retaining qualified directors, executive personnel, other key employees and consultants of the Company and its Affiliates, as defined below; (ii) motivating such directors, employees and consultants by means of performance-related incentives to achieve longer-range performance goals; and (iii) enabling such directors, employees and consultants to participate in the long-term growth and financial success of the Company.

Section 2.    Definitions.    As used in the Plan, the following terms shall have the meanings set forth below:

"Affiliate" shall mean (i) any entity that, directly or indirectly, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, in either case as determined by the Compensation Committee.

"Award" shall mean any Option, Restricted Stock Award, Stock Bonus or Other Stock-Based Award granted under the Plan.

"Award Agreement" shall mean any written agreement, contract, or other instrument or document evidencing any Award, which may, but need not, be executed or acknowledged by a Participant.

"Board" shall mean the Board of Directors of the Company.

"Cause" shall be as defined by the Compensation Committee, as set forth in the Award Agreement.

"Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

"Compensation Committee" shall mean the Compensation Committee of the Board, which shall be composed at all times of persons who are (i) "non-employee directors" as defined in Rule 16b-3 and (ii) "outside directors" as defined in Treasury Regulation Section 1.162-27(e)(3).

"Company" shall mean The Warnaco Group, Inc., together with any successor thereto.

"Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

"Fair Market Value" shall mean the fair market value of the property or other item being valued, as determined by the Compensation Committee in its sole discretion.

"Incentive Stock Option" shall mean a right to purchase Shares from the Company that is granted under Section 6 of the Plan, that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto, and that is identified in an Award Agreement as an Incentive Stock Option.

"Nominating and Corporate Governance Committee" shall mean the Nominating and Corporate Governance Committee of the Board, which shall be composed at all times of persons who are "outside directors" as defined in Section 162(m) of the Code.

"Non-Qualified Stock Option" shall mean a right to purchase Shares from the Company that is granted under Section 6 of the Plan and that is not intended to be an Incentive Stock Option.

"Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

"Other Stock-Based Award" shall mean an Award granted under Section 9 of the Plan.

"Participant" shall mean any director, officer or other employee of the Company or any Affiliate, or any consultant to the Company or any Affiliate (provided that such consultant is an individual) selected by the Compensation Committee to receive an Award under the Plan.

"Performance Goals" shall mean one or more of the following pre-established criteria: (i) total shareholder return (Share price appreciation plus dividend payment, if any) (ii) earnings per Share (which may include the manner in which such earnings goal was met); (iii) earnings before any combination of interest, taxes, depreciation or amortization; (iv) cash flow; (v) free cash flow; (vi) selling, general and administrative expense; (vii) working capital management; (viii) Share price; (ix) gross margin; or (x) any combination of the foregoing. Where applicable, the Performance Goals may be expressed in terms of attaining a specified level of the particular criterion or the attainment of an increase or decrease (expressed as absolute numbers or a percentage) in the particular criterion, and may be applied to one or more of the Company or a subsidiary of the Company, or a division or strategic business unit of the Company, all as determined by the Compensation Committee. The Performance Goals may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be paid (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur). Each of the foregoing Performance Goals shall be evaluated in accordance with generally accepted accounting principles, where applicable, and shall be subject to certification by the Compensation Committee. The Compensation Committee shall have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or any subsidiary of the Company or the financial statements of the Company or any subsidiary of the Company, in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles.

"Permitted Transferee" means (i) a trust for the benefit of a Participant, (ii) a partnership in which a Participant is the general partner and immediate family members (any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships of the Participant) are the only additional partners or (iii) immediate family members of the Participant.

"Person" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

"Plan" shall mean The Warnaco Group, Inc. 2005 Stock Incentive Plan.

"Restricted Stock" shall mean any Share granted under Section 7 of the Plan.

"Rule 16b-3" shall mean Rule 16b-3 as promulgated and interpreted by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.

"SEC" shall mean the Securities and Exchange Commission or any successor thereto and shall include the Staff thereof.

"Shares" shall mean shares of the Common Stock, par value $.01 per share, of the Company, or such other securities of the Company as may be designated by the Compensation Committee from time to time.

"Stock Award" shall mean an Award of one or more unrestricted Shares granted to a Participant under Section 8 of the Plan.

Section 3.    Administration.

(a) The Plan shall be administered by the Compensation Committee; provided, however, that with respect to non-employee directors of the Company who may become Participants, the duties set forth below in clauses (i) through (vi) of this Section 3(a) shall be delegated to the Nominating and Corporate Governance Committee. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Compensation Committee by the Plan, the Compensation Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of Shares to be covered by Awards; (iv) determine the terms and conditions of any Award, including but not limited to whether the vesting or payment of all or any portion of any Award may be made subject to one or more Performance Goals; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or cancelled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, cancelled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property, and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Compensation Committee; (vii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Compensation Committee deems necessary or desirable for the administration of the Plan.

(b) Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Compensation Committee, may be made at any time and shall be final, conclusive, and binding upon all Persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, and any shareholder of the Company.

(c) Subject to the terms of the Plan and applicable law, the Compensation Committee may delegate to one or more officers or managers of the Company or any Affiliate, or to a Compensation Committee of such officers or managers, the authority, subject to such terms and limitations as the Compensation Committee shall determine, to grant Awards to, or to cancel, modify or waive rights with respect to, or to alter, discontinue, suspend, or terminate Awards held by, Participants who are not officers or directors of the Company for purposes of Section 16 of the Exchange Act, or any successor section thereto, or who are otherwise not subject to such Section.

(d) Notwithstanding any provision of the Plan to the contrary, the Compensation Committee shall not have the authority to take any action which has the effect of reducing the exercise price of an Option previously granted without the Company's first having obtained the approval of its stockholders for such action.

Section 4.    Shares Available for Awards.

(a) Shares Available.    Subject to adjustment as provided in Section 4(b), (i) the aggregate number of Shares with respect to which Awards may be granted under the Plan shall be 3,000,000, (ii) the aggregate number of Shares that may be made subject to Options shall be 3,000,000, (iii) the aggregate number of Shares that may be made subject to Incentive Stock Options shall be 3,000,000 and (iv) the aggregate number of shares that may be made subject to Restricted Stock Awards and Other Stock-Based Awards shall be 750,000. If, after the effective date of the Plan, any Award is forfeited or otherwise terminates or is cancelled without the delivery of Shares, then the Shares covered by such Award, or to which such Award relates, or the number of Shares otherwise counted against the aggregate number of Shares with respect to which Awards may be granted, to the extent of any such forfeiture, termination or cancellation, shall again be, or shall become, Shares with respect to which Awards may be granted. Notwithstanding the foregoing and subject to adjustment as provided in Section 4(b), no executive officer of the Company may receive Awards under the Plan in any fiscal year of the Company that relate to more than 1,500,000 shares.

(b) Adjustments.    In the event that the Compensation Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Compensation Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Compensation Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number of Shares or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted, in aggregate or to any individual, (ii) the number of Shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards, and (iii) the grant or exercise price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award.

(c) Sources of Shares Deliverable Under Awards.    Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.

Section 5.    Eligibility.    Any employee, including any officer or employee-director of the Company or any Affiliate, any director of the Company and any consultant to the Company who is an individual Person shall be eligible to be designated a Participant, except that only employees of the Company or an Affiliate that qualifies as a "parent corporation" of the Company (within the meaning of Section 424(e) of the Code) or "subsidiary corporation" of the Company (within the meaning of Section 424(f) of the Code) shall be eligible for the grant of Incentive Stock Options.

Section 6.    Stock Options.

(a) Grant.    Subject to the provisions of the Plan, the Compensation Committee shall have sole and complete authority to determine the Participants to whom Options shall be granted, the number of Shares to be covered by each Option, the exercise price therefor and the conditions and limitations applicable to the exercise of the Option. The Compensation Committee shall have the authority to grant Incentive Stock Options, or to grant Non-Qualified Stock Options, or to grant both types of Options. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code, as from time to time amended, and any regulations implementing such statute.

(b) Term.    The Compensation Committee shall establish the term of each Option, which shall be no greater than 10 years; provided, however, that in the case of an Incentive Stock Option granted to a Participant who, at the time of grant of such Incentive Stock Option, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, the term of such Incentive Stock Option shall be no greater than five years.

(c) Exercise Price.    The Compensation Committee shall establish the exercise price at the time each Option is granted, which price shall not be less than 100% of the per Share Fair Market Value of the Common Stock on the date of grant.

(d) Exercise.    Each Option shall be exercisable at such times and subject to such terms and conditions as the Compensation Committee may, in its sole discretion, specify in the applicable Award Agreement or thereafter. The Compensation Committee may impose such conditions with respect to the exercise of Options, including without limitation, any conditions relating to the application of federal or state securities laws, as it may deem necessary or advisable.

(e) Payment.    No Shares shall be delivered pursuant to any exercise of an Option until payment in full of the exercise price therefor is received by the Company. Such payment may be made as follows: (i) in cash or its equivalent; (ii) if and to the extent permitted by the Compensation Committee, by tendering to the Company unrestricted Shares owned by the Participant which, in the case of Shares that were purchased pursuant to the exercise of an Option, have been held by such Participant for no less than six months following the date of such purchase; (iii) to the extent permitted under applicable law, pursuant to a broker's cashless exercise procedure approved by the Compensation Committee; or (iv) by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any such Shares tendered to the Company as of the date of such tender is at least equal to such exercise price.

Section 7.    Restricted Stock.

(a) Grant.    Subject to the provisions of the Plan, the Compensation Committee shall have sole and complete authority to determine the Participants to whom Shares of Restricted Stock shall be granted, the number of Shares of Restricted Stock to be granted to each Participant, the duration of the period during which, and the conditions under which, the Restricted Stock may be forfeited to the Company, and the other terms and conditions of such Awards, including, but not limited to, determining whether the vesting of any such Award may be, in whole or in part, subject to the attainment of one or more Performance Goals.

(b) Transfer Restrictions.    Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as provided in the Plan or the applicable Award Agreement. Certificates issued in respect of Shares of Restricted Stock shall be registered in the name of the Participant and deposited by such Participant, together with a stock power endorsed in blank, with the Company. Upon the lapse of the restrictions applicable to such Shares of Restricted Stock, the Company shall deliver such certificates to the Participant or the Participant's legal representative.

(c) Dividends.    Dividends paid on any Shares of Restricted Stock may be paid directly to the Participant, or may be reinvested in additional Shares, as determined by the Compensation Committee in its sole discretion.

Section 8.    Stock Award.    In the event that the Compensation Committee grants a Stock Award, a certificate for the shares of Company Stock comprising such Stock Award shall be issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such Stock Award is payable.

Section 9.    Other Stock-Based Awards.    Other Stock-Based Awards, the form of which is to be determined by the Compensation Committee, shall be valued in whole or in part by reference to or otherwise based on Shares. Other Stock-Based Awards may be granted either alone or in addition to other Awards under the Plan. Subject to the provisions of the Plan, the Compensation Committee shall have sole and complete authority to determine the Participants to whom and the time or times at which such Other Stock-Based Awards shall be granted, the number of Shares to be made subject to such Other Stock-Based Awards and all other conditions of such Other Stock-Based Awards, including, but not limited to, determining whether the vesting or payment of any portion of any such Other Stock-Based Award will be subject to the attainment of one or more Performance Goals.

Section 10.    Amendment and Termination.

(a) Amendments to the Plan.    The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuation or termination shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement, including for these purposes any approval requirement with which the Board deems it necessary or desirable to qualify or comply; and provided, further, that no amendment to the Plan shall be made without shareholder approval if such amendment (i) affects the number of shares available under the Plan for the grant of Options, on the one hand, or Restricted Stock or Other Stock Based Awards, on the other hand, (ii) extends the maximum 10-year term of Options granted hereunder or (iii) permits the Plan to issue Options with a per Share exercise price that is less than 100% of the Fair Market Value of the Shares on the date of grant of such Option. Notwithstanding anything to the contrary herein, the Compensation Committee may amend the Plan in such manner as may be necessary so as to have the Plan conform with local rules and regulations in any jurisdiction outside the United States.

(b) Amendments to Awards.    The Compensation Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would impair the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary.

(c) Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events.    The Compensation Committee is hereby authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(b) hereof) affecting the capitalization of the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Compensation Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

(d) Cancellation.    Any provision of this Plan or any Award Agreement to the contrary notwithstanding, the Compensation Committee may cause any Award granted hereunder to be cancelled in consideration of a cash payment or alternative Award made to the holder of such cancelled Award equal in value to the Fair Market Value of such cancelled Award.

Section 11.    General Provisions.

(a) Nontransferability.

(i)	Each Award, and each right under any Award, shall be exercisable only by the Participant during the Participant's lifetime.

(ii)	No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant otherwise than by will or by the laws of descent and distribution, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate; provided that the designation by a Participant of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance. Notwithstanding the foregoing, during the Participant's lifetime, the Compensation Committee may, in its sole discretion, permit the transfer of certain Awards by a Participant to a Permitted Transferee, subject to any conditions that the Compensation Committee may prescribe, provided that no such transfer by any Participant may be made in exchange for consideration.

(b) Compliance with Guidelines.    Awards granted to directors and officers of the Company may, in the Compensation Committee's discretion, be subject to such additional terms and conditions as the Compensation Committee deems desirable for purposes of compliance with any equity ownership guidelines that the Company may establish for its directors and certain of its officers from time to time.

(c) No Rights to Awards.    No employee or director of the Company, or any Participant or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Awards. The terms and conditions of Awards need not be the same with respect to each recipient.

(d) Share Certificates.    All certificates for Shares or other securities of the Company or any Affiliate delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Compensation Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Shares or other securities are then listed, and any applicable Federal or state laws, and the Compensation Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(e) Withholding.    Whenever cash is to be paid pursuant to an Award, the Company shall have the right to deduct therefrom an amount sufficient to satisfy any Federal, state and local withholding tax requirements related thereto. Whenever Shares are to be delivered pursuant to an Award, the Company shall have the right to require the Participant to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto. Subject to the approval of the Compensation Committee, a Participant may satisfy the foregoing requirement by electing to have the Company withhold from delivery Shares or by delivering already owned unrestricted Shares that have been held for at least six months, in each case, having a value equal to the minimum amount of tax required to be withheld. Such Shares shall be valued at their Fair Market Value on the date as of which the amount of tax to be withheld is determined. To the extent permitted under applicable law, the Compensation Committee may provide for additional cash payments to holders of Awards to defray or offset any tax arising from the grant, vesting or exercise of any Award.

(f) Award Agreements.    Each Award hereunder shall be evidenced by an Award Agreement which shall be delivered to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto, including, but not limited to, the effect on such Award of the death, retirement or other termination of employment of a Participant and the effect, if any, of a change in control of the

Company. Notwithstanding the generality of the foregoing, each Award Agreement shall provide that if a Participant's employment is terminated for Cause, any outstanding Awards then held by such Participant (or such Participant's Permitted Transferee(s)) shall be immediately forfeited and cancelled.

(g) No Limit on Other Compensation Arrangements.    Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of options, restricted stock, Shares and other types of Awards provided for hereunder (subject to shareholder approval if such approval is required), and such arrangements may be either generally applicable or applicable only in specific cases.

(h) No Right to Employment.    The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ or service of the Company or any Affiliate. Further, the Company or an Affiliate may at any time dismiss a Participant from employment or service, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

(i) No Rights as Stockholder.    Subject to the provisions of the applicable Award, no Participant or holder or beneficiary of any Award shall have any rights as a stockholder with respect to any Shares to be distributed under the Plan until he or she has become the holder of such Shares. Notwithstanding the foregoing, in connection with each grant of Restricted Stock hereunder, the applicable Award shall specify if and to what extent the Participant shall not be entitled to the rights of a stockholder in respect of such Restricted Stock.

(j) Governing Law.    The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Delaware.

(k) Severability.    If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Compensation Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Compensation Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

(l) Other Laws.    The Compensation Committee may refuse to issue or transfer any Shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary. Without limiting the generality of the foregoing, no Award granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Compensation Committee in its sole discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. federal securities laws.

(m) No Trust or Fund Created.    Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

(n) No Fractional Shares.    No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Compensation Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be cancelled, terminated, or otherwise eliminated.

(o) Headings.    Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

Section 12.    Term of the Plan.

(a) Effective Date.    The Plan shall be effective as of the date of its approval by the shareholders of the Company, May 22, 2005.

(b) Expiration Date.    No Award shall be granted under the Plan after the tenth anniversary of the Effective Date. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award granted hereunder may, and the authority of the Board or the Compensation Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under any such Award shall, continue after the tenth anniversary of the Effective Date.

THE WARNACO GROUP, INC.

ANNUAL MEETING OF STOCKHOLDERS

Monday, May 23, 2005
10:00 AM EDT

The Offices of the Company
501 Seventh Avenue
New York, New York 10018

The Warnaco Group, Inc. 501 Seventh Avenue New York, New York 10018	proxy
This proxy is solicited by the Board of Directors for use at the Annual Meeting on May 23, 2005.
The shares of stock you hold in your account will be voted as you specify on the reverse side.
If no choice is specified, the proxy will be voted "FOR" Items 1, 2 and 3.
By signing the proxy, you revoke all prior proxies and appoint Joseph R. Gromek, Lawrence R. Rutkowski and Jay A. Galluzzo, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments or postponements thereof.

See reverse for voting instructions.

   Please detach here

The Board of Directors Recommends a Vote FOR Items 1, 2 and 3.

1. Election of directors:	01 David A. Bell 02 Robert A. Bowman 03 Richard Karl Goeltz 04 Joseph R. Gromek	05 Sheila A. Hopkins 06 Charles R. Perrin 07 Cheryl Nido Turpin	Vote FOR all nominees (except as marked)	Vote WITHHELD from all nominees

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right).

2. Approval of The Warnaco Group, Inc. 2005 Stock Incentive Plan.	For	Against	Abstain
3. Ratification of the appointment of Deloitte & Touche, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2005.	For	Against	Abstain
4. To transact such other matters as may properly come before the Annual Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

Address Change? Mark Box Indicate changes below:	Date ________________________

Signature(s) in Box
Please sign exactly as your name(s) appears on proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.